LATEEF FUND

of
FundVantage Trust

Class A Shares (LIMAX)
Class C Shares (LIMCX)
Class I Shares (LIMIX)

PROSPECTUS

SEPTEMBER 1, 2010

This prospectus gives vital information about the Lateef Fund, including information on investment policies, risks and fees. For your own benefit and protection, please read the prospectus before you invest, and keep it on hand for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY

LATEEF FUND

Investment Objective

The Lateef Fund (the “Fund”) seeks to provide principal preservation and long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 or more in the Fund. More information about these and other discounts is available from your financial professional and in the section entitled “Purchase of Shares” on page 10 of the Fund’s prospectus and in the section entitled “Purchase, Redemption and Pricing of Shares” on page 31 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment):

	Class A	Class C	Class I
Maximum Sales Charge (Load) imposed on Purchases
(as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None[1]	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.68%	0.68%	0.68%
Total Annual Fund Operating Expenses [2]	1.93%	2.68%	1.68%
Fee Waiver and/or Expense Reimbursement[2]	(0.69)%	(0.69)%	(0.69)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.24%	1.99%	0.99%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[2]	“Fee Waiver and/or Expense Reimbursement” has been restated to reflect that, for the period September 1, 2010 through August 31, 2011, Lateef Investment Management, L.P. (“Lateef” or the “Adviser”) has contractually agreed to a reduction of its advisory fee and/or reimbursement of other operating expenses in order to limit “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific expenses (such as distribution (Rule 12b-1) fees or shareholder service fees), interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions to 0.99% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2011, or at an earlier date at the discretion of the Board of Trustees and effective upon ninety (90) days’ written notice to shareholders. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Class A and Class C shares and $1,000,000 (investment minimum) in Class I shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also

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assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class A	$620	$872	$1,289	$2,448
Class C	$202	$622	$1,213	$2,816
Class I	$10,098	$31,382	$69,937	$178,099

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.64% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund normally invests in the common stocks of approximately 15 to 25 mid- and large-cap companies (market capitalizations greater than $1 billion) with, in the Adviser’s opinion, a sustainable competitive advantage. The Adviser uses an intensive fundamental due diligence research process to attempt to identify companies whose management teams have, in the view of the Adviser, high integrity and generate a consistent and sustainable high return on capital. Additionally, the companies in which the Fund invests will, in the opinion of the Adviser, possess high margins, strong cash flow, zero to moderate debt and trade at a price below intrinsic value.

Consistent with preserving principal, the Adviser intends to select investments that, in its opinion, have low downside risk and high upside potential. The Adviser intends to purchase securities that trade at a discount to their calculated intrinsic value, thus providing a margin of safety to the investment.

The Fund is non-diversified, which means that a significant portion of the Fund’s assets may be invested in the securities of a single or small number of companies and/or in a more limited number of sectors than a diversified mutual fund. Although the Fund may not invest 25% or more of its net assets in one or more industries, the Fund may focus its investments from time to time in one or more sectors of the economy or stock market.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. These risks could adversely affect the Fund’s net asset value, yield and total return. It is possible to lose money by investing in the Fund.

•	Management Risk: As with any managed fund, the Fund’s investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

•	Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•	Sector Risk: The Fund may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund’s net asset value and total returns and may subject the Fund to greater risk of loss. Accordingly, the Fund could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and sectors.

•	Non-Diversification Risk: The risk that since the Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a diversified fund, an investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Performance Information

The bar chart and the performance table illustrate the risks and volatility of an investment in Class A shares of the Fund for the past two calendar years and show how the average annual total returns for one year, and since inception, before and after taxes, compare with those of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and the Russell 3000 Index,

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both broad measures of market performance. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Calendar Year-to-Date Total Return as of June 30, 2010: -7.18%

Best Quarter	Worst Quarter

15.29%	-19.73%
(September 30, 2009)	(December 31, 2008)

Lateef Fund		Since Inception
Average Annual Total Returns as of December 31, 2009[1]	1 Year	(September 6, 2007)

Class A Shares Return Before Taxes[1]	22.38%	-8.17%
Class A Shares Return After Taxes on Distributions[1,2]	22.38%	-8.17%
Class A Shares Return After Taxes on Distributions and Sale of Shares[1,2]	14.55%	-6.88%
Class C Shares Return Before Taxes	27.75%	-6.91%
Class I Shares Return Before Taxes	28.93%	-5.85%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)[3]	26.46%	-9.19%
Russell 3000 Index (reflects no deductions for fees, expenses or taxes)[4]	28.34%	-8.87%

[1]	Average annual total returns for Class A shares of the Fund reflect the imposition of the maximum front-end sales charge of 5.00%.

[2]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A shares; after-tax returns for Class C and Class I shares will vary. The “Class A Shares Return After Taxes on Distributions and Sale of Shares” is higher than the “Class A Shares Return Before Taxes” and/or the “Class A Shares Return After Taxes on Distributions” because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculation assumes that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.

[3]	The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

[4]	The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 largest U.S. stocks, representing about 98% of the total capitalization of the entire U.S. stock market. The information shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Lateef Investment Management, L.P.

PORTFOLIO MANAGERS

•	Khateeb Lateef founded Lateef in 1974 and has been a member of the team managing the Fund since its inception in 2007.

•	Scott Chapman is a Senior Portfolio Manager and Managing Director of Lateef and has been a member of the team managing the Fund since its inception in 2007.

•	James Tarkenton is a Senior Portfolio Manager of Lateef and has been a member of the team managing the Fund since 2008.

•	Quoc Tran is a Senior Portfolio Manager and Managing Director of Lateef and has been a member of the team managing the Fund since its inception in 2007.

PURCHASE AND SALE OF FUND SHARES

Minimum Investment Requirements

Account Type	Minimum	Class A	Class C	Class I
Regular Accounts	Initial Investment	$5,000	$5,000	$1,000,000

	Additional Investments	$250	$250	No Minimum

Individual Retirement Accounts	Initial Investment	$2,500	$2,500	$2,500

	Additional Investments	$250	$250	$250

Automatic Investment Plan	Initial Investment	$1,000	$1,000	Not Available

	Minimum Monthly Investment	$150	$150	Not Available

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange (the “Exchange”) is open and through the means described below.

Purchase or redemption by mail:

Regular Mail: Lateef Fund FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight Mail: Lateef Fund FundVantage Trust c/o BNY Mellon Investment Servicing 101 Sabin Street Pawtucket, RI 02860-1427 (866) 499-2151

Purchase by wire:

PNC Bank, N.A.
Pittsburgh, PA
ABA No: 031000053
DDA No: 8611732768
Credit: Lateef Fund and Share Class:
FBO: Shareholder name and account number

Redemption by telephone:

Call (866) 499-2151.

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Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT THE FUND’S
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The Fund seeks to provide principal preservation and long-term capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval upon notice to shareholders. There is no guarantee that the Fund will achieve its investment objective.

INVESTMENT STRATEGIES

Principal Investment Strategies

The investment adviser uses an intensive fundamental due diligence process to attempt to identify companies that meet its proprietary investment criteria based on the objective of preserving principal and capital appreciation. The investment adviser identifies mid- and large-cap companies that it believes have a sustainable competitive advantage. The investment adviser then evaluates the resulting universe of companies for those that generally exhibit the following characteristics:

•	a proven track record of financial success

•	a consistent and sustainable high return on capital

•	high margins, strong cash flow and zero to moderate debt

•	high barrier to entry

•	a stable growth business with opportunity for continued growth

•	customer focused

•	recurring revenues

The investment adviser then assesses the management teams of the companies that meet the criteria detailed above. The investment adviser favors management teams that, in its estimation, are owner-oriented (minimal dilution from stock options, repurchases stock opportunistically and empowers its employees), respected, candid, accessible and communicative.

Consistent with preserving capital, the investment adviser intends to select investments that, in its opinion, have low downside risk and high upside potential. The investment adviser intends to purchase securities that trade at a discount to their calculated intrinsic value, thus providing a margin of safety to the investment. The investment adviser believes the intrinsic value of a business is determined by the future cash flows the business generates. These cash flows are a function of the returns on invested capital and growth the company achieves. The intrinsic value is estimated utilizing a number of methodologies, including discounted cash flow analysis, cash flow yield and valuation multiples. The investment adviser reviews the market price of the companies of interest versus their estimate of intrinsic value to determine which companies are attractively priced.

Other Investment Strategies and Policies

The Fund may borrow to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”). At times, the Fund may be required to segregate or earmark certain assets determined to be liquid by the Adviser (generally, short-term investment grade fixed income securities) to cover borrowings or its obligations under certain investments such as reverse repurchase agreements and derivative instruments (including options contracts).

The Fund may invest in fixed income securities as well as securities that can be converted into common stocks, such as convertible bonds, convertible preferred stock, warrants, options and rights. The Fund may also hedge overall portfolio exposure through the purchase and sale of index and individual put and call options.

In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. The Adviser will determine when market conditions warrant temporary defensive measures. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

The investments and strategies discussed above are those that the Adviser will use under normal market conditions. The Fund also may use other strategies and engage in other investment practices, which are described in the Fund’s SAI. Additional information about these investment strategies and practices and related risks is provided in the Fund’s SAI.

RISKS

The following is a list of certain principal risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund’s SAI:

•	Management Risk: As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

•	Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The

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value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Mid-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

•	Sector Risk: The Fund may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund’s net asset value and total returns and may subject the Fund to greater risk of loss. Accordingly, the Fund could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and sectors.

•	Non-Diversification Risk: The risk that since the Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a diversified fund, an investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s SAI, which is available, free of charge, by calling (866) 499-2151. The SAI may also be viewed or downloaded, free of charge, from the Fund’s website at www.lateef.com/lateef_fund.htm.

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MORE INFORMATION ABOUT MANAGEMENT OF THE FUND

The Board of Trustees of the Trust supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER

Lateef is a registered investment adviser located at 300 Drakes Landing Road, Suite 100, Greenbrae, California 94904. Lateef was founded in 1974 and, in addition to serving as the investment adviser to the Fund, provides portfolio management services to individuals, corporate pension plans, charitable foundations and academic endowments. As of July 31, 2010, Lateef had approximately $3.25 billion in assets under management. Lateef, subject to the general oversight of the Trust’s Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations. For the fiscal year ended April 30, 2010, Lateef received an aggregate investment advisory fee as a percentage of average net assets of 1.00%.

A discussion of the basis for the Board of Trustees’ approval of the investment management contract between Lateef and the Trust, on behalf of the Lateef Fund is available in the Fund’s annual report to shareholders for the fiscal year ended April 30, 2010.

PORTFOLIO MANAGERS

Khateeb Lateef, CFA, founded Lateef in 1974. Prior to forming Lateef, he was a General Partner at Hambrecht & Quist as Research Director since 1970. In 1964, Mr. Lateef joined Glore Forgan, Wm. R. Staats, Inc., which later merged with E.I. du Pont. At the time of the merger, Mr. Lateef was Vice President and voting stockholder in charge of West Coast research. In 1959, he joined the Trust Investment Department of Bank of America as a securities analyst. Mr. Lateef is a Chartered Financial Analyst. He received his B.S. degree from Fordham University.

Scott Chapman, CFA, joined Lateef in March 2002 as a Senior Portfolio Manager and became an owner in January 2003. Previous positions included Senior Portfolio Manager, Director of Large-Cap Growth Strategy and Research Director (from December 1998 to November 2001) at Dreyfus Founders Asset Management and Senior Portfolio Manager and Director of Growth Strategy (from September 1991 to December 1998) at HighMark Capital Management. Mr. Chapman is a Chartered Financial Analyst. He received his B.S. degree from Santa Clara University and his MBA Finance from Golden Gate University.

James Tarkenton, CFA, joined Lateef in June 2008 as a Senior Portfolio Manager and became an owner in January 2009. Previous positions include Managing Member and Portfolio Manager at RBO & Co, LLC from January 2006 until June 2008, Vice President and Senior Research Analyst at Oak Value Capital Management from December 1998 until December 2005, and Senior Research Associate at Cambridge Associates from June 1996 until December 1998. Mr. Tarkenton received a B.S. in Finance from Virginia Commonwealth University and his MBA with honors from the University of North Carolina at Chapel Hill.

Quoc Tran, joined Lateef in November 2005 as a Senior Portfolio Manager and became an owner in January 2007. He started in the investment industry in 1996 as an analyst at Kemper Investments in Chicago. While at Kemper, Mr. Tran co-launched Kemper’s aggressive growth fund, where he served as the dedicated analyst for the fund. Mr. Tran then spent five years at Goldman Sachs and Co. as an institutional sales professional and left Goldman as Vice President & Director in the Equities Division. In 2002, Mr. Tran joined Wallace R. Weitz & Co. in Omaha, NE. At Weitz, Mr. Tran served as Head of Private Client Services, Portfolio Manager, and Research Analyst. At Weitz & Co., Mr. Tran served as Portfolio Manager to over two dozen institutional and high net worth families accounts. Mr. Tran earned his MBA in Finance and Competitive Strategy at the University of Chicago where he was also a University of Chicago Business Fellow. Mr. Tran earned his BA at Bates College in Lewiston, Maine.

The Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of Fund shares.

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OTHER SERVICE PROVIDERS

The following chart shows the Fund’s service providers and includes their addresses and principal activities.

*	Do not use this address for purchases and redemptions. Please see “Purchase of Shares” and “Redemption of Shares” sections for further instructions.

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SHAREHOLDER INFORMATION

PRICING OF SHARES

The price of the Fund’s shares is based on its net asset value (“NAV”). The Fund values its assets, based on current market values when such values are available. The NAV per share of the Fund is calculated as follows:

		−	Value of Assets Attributable to the Shares Value of Liabilities Attributable to the Shares
NAV	=		Number of Outstanding Shares

The Fund’s NAV per share is calculated once daily at the close of regular trading on the Exchange (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange is open for business). The Exchange is generally open on Monday through Friday, except national holidays. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees. Fixed income securities are value based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).

Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Valuation Committee. The Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

PURCHASE OF SHARES

Share Classes

The Trust offers Class A shares, Class C shares and Class I shares of the Fund. Each class of shares has different expenses and distribution arrangements to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of your investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Class A shares and Class C shares are generally offered to individuals, corporate investors and retirement plans. Class I shares are generally offered to corporations or other institutions such as trusts, foundations

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or broker-dealers purchasing for the accounts of others. If you purchase Class I shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.

Class A	Class C	Class I

Initial sales charge of 5.00% or less	No initial sales charge	No initial sales charge

Deferred sales charge may apply[1]	No deferred sales charge	No deferred sales charge

Lower annual expenses than Class C shares due to lower distribution fees; Higher annual expenses than Class I shares	Higher annual expenses than Class A and Class I shares due to higher distribution fees	Lower annual expenses than Class A and Class C shares due to no distribution fee

[1]	A 1.00% CDSC may apply for investments of $1 million or more of Class A shares (and therefore no initial sales charge was paid) and shares are redeemed within 18 months after initial purchase. The CDSC shall not apply to those purchases of Class A shares of $1 million or more where BNY Mellon Distributors Inc. (the “Underwriter”) did not pay a commission to the selling broker-dealer. Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them.

Shares representing interests in the Fund are offered continuously for sale by the Underwriter. You can purchase Class A shares, Class C shares or Class I shares of the Fund through certain broker-dealers or directly through the transfer agent of the Fund, as discussed below. Shares of the Fund are offered only to residents of states in which the shares are registered or qualified. No share certificates are issued in connection with the purchase of Fund shares. The Fund reserves the right to waive the minimum initial investment requirement for any investor.

CLASS A SHARES

Distribution Plan

The Board of Trustees, on behalf of the Fund’s Class A shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan for Class A shares provides for payments of up to 0.25% of the average daily net assets of the Fund’s Class A shares.

Front-End Sales Charge

Sales of Class A shares of the Fund include a front-end sales charge (expressed as a percentage of the offering price) as shown in the following table:

Class A Shares – Front-End Sales Charge
	Sales Charge as a	Sales Charge as a	Dealer Concession as a
	Percentage of	Percentage of Net	Percentage of
Amount of Single Transaction	Offering Price	Amount Invested	Offering Price

Less than $25,000	5.00%	5.26%	4.75%

$25,000 but less than $50,000	4.50%	4.71%	4.25%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.50%	3.63%	3.25%

$250,000 but less than $500,000	2.50%	2.56%	2.25%

$500,000 but less than $750,000	2.00%	2.04%	1.75%

$750,000 but less than $1 million	1.50%	1.52%	1.25%

$1,000,000 or more	0.00%	0.00%	0.00%

The Underwriter may pay a dealer concession to those selected dealers who have entered into an agreement with the Underwriter. The dealer’s concession depends on which class of shares you choose and may be changed from time to time. Currently, on Class A shares, dealers receive the concession set forth in the table above, as well as the 0.25% distribution fee (12b-1). On some occasions, such incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund during a specified period of time. A dealer who receives all or substantially all of the sales charge may be considered an “underwriter” under the Securities Act of 1933, as amended. The Underwriter may pay selected dealers a

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commission on purchases of $1 million or more. The CDSC will only apply to those purchases of Class A shares of $1 million or more where the Underwriter paid this commission to the selling broker-dealer. If the Underwriter pays such a commission, the CDSC will be retained by the Underwriter as reimbursement for its previous commission payments.

Contingent Deferred Sales Charge (“CDSC”)

You may be subject to a CDSC if you sell Class A shares. If you bought Class A shares without an initial sales charge because your investments in the Fund aggregated over $1 million at the time of purchase, you may incur a CDSC of up to 1.00% if you redeem those shares within eighteen months of purchasing those shares. Subsequent Class A share purchases that bring your aggregate account value to $1 million or more will also be subject to a CDSC if you redeem them within eighteen months of purchasing those shares. The CDSC will not apply to purchases of Class A shares where a commission was not paid by the Underwriter. Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them.

The CDSC on Class A shares is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions. When you place an order to sell your Class A shares, the Fund will first redeem any shares that are not subject to a CDSC followed by those you have held the longest.

You may be able to avoid an otherwise applicable CDSC when you sell Class A shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Trust, the Underwriter or the Adviser, or for other reasons. A CDSC that would otherwise be applied may be waived, at the discretion of the Fund, for certain sales in connection with agreements by a dealer to waive or return their commissions. Restrictions may apply to certain accounts and certain transactions. The Fund may change or cancel these terms at any time.

Reduced Sales Charges

You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedules, as set forth above. The sales charge for purchases of the Fund’s Class A shares may also be reduced for a single purchaser through a Right of Accumulation or a Letter of Intent, as described below. To qualify for a reduced sales charge, you are responsible for notifying your dealer or BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), as transfer agent. Certain transactions in Class A shares may be made at NAV as described below. If the account owner is an entity (e.g., a trust, a qualified plan, etc.), these privileges will apply to beneficial owners and trustees. These privileges are also available to investors who invest completely or partially through accounts at financial intermediaries, e.g., through accounts at broker-dealers (rather than opening an account directly with the Fund’s transfer agent). To take advantage of these privileges, the account owner (or if applicable, the beneficial owner or trustee), either directly or through their registered representative or financial intermediary, as applicable, must identify and provide information to the Fund’s transfer agent regarding eligibility for these privileges. Stated differently, investors must identify to the Fund’s transfer agent, either directly or through their registered representative or financial intermediary, the complete universe of eligible shareholder accounts (e.g., IRA, non-retirement, 529 plan, etc.), in order to receive the maximum breakpoint discount possible. It is the responsibility of the shareholder, either directly or through their registered representative and/or financial intermediary, to ensure that the shareholder obtains the proper “breakpoint” discounts.

In order for the Fund to identify accounts opened through a financial intermediary, you or your financial intermediary must provide the Fund’s transfer agent with the applicable account numbers. For purposes of identifying Fund accounts opened directly with the transfer agent, you or your registered representative must provide the Fund’s transfer agent with either the applicable account numbers or the applicable tax identification numbers.

Right of Accumulation. You may combine your shares and the shares of your spouse and your children under the age of 21 in order to qualify for the Right of Accumulation. If you already hold Class A shares of the Fund, a reduced sales charge based on the sales charge schedule for Class A shares may apply to subsequent purchases of shares of the Fund. The sales charge on each additional purchase is determined by adding the current market value of the shares you currently own to the amount being invested. The reduced sales charge is applicable only to current purchases. It is your responsibility to notify your dealer or BNY Mellon Investment Servicing, the Fund’s transfer agent, at the time of subsequent purchases that the purchase is eligible for the reduced sales charge under the Right of Accumulation.

Letter of Intent. You may qualify for a reduced sales charge immediately by signing a non-binding Letter of Intent stating your intention to invest during the next 13 months a specified amount that, if made at one time, would qualify for a reduced sales charge. The first investment cannot be made more than 90 days prior to the date of the Letter of Intent. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the requirements of the Letter of Intent have been satisfied. During the term of the Letter of Intent, BNY Mellon Investment Servicing will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. The escrowed shares will be released when the full amount indicated has been purchased. If the full amount indicated is not purchased within the 13-month period, your escrowed shares will be redeemed in an amount equal to the

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difference in the dollar amount of sales charge actually paid and the amount of sales charge you would have had to pay on your aggregate purchases if the total of such purchases had been made at a single time. It is your responsibility to notify your dealer or BNY Mellon Investment Servicing, the Fund’s transfer agent, at the time the Letter of Intent is submitted that there are prior purchases that may apply.

For more information on reduced sales charges, please visit the Fund’s website at www.lateef.com/lateef_fund.htm or consult your broker or financial intermediary. The website provides links to information on sales charges free of charge and in a clear and prominent format.

Sales at Net Asset Value

The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients of the Adviser or its affiliates; (2) officers and present or former Trustees of the Trust; directors and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Adviser and its affiliates and certain employee benefit plans for employees of the Adviser; (4) officers, directors and employees of the administrator, transfer agent, underwriter and custodian and members of their immediate families; (5) employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Adviser; (6) fee-based financial planners and registered investment advisers who are purchasing on behalf of their clients; (7) broker-dealers who have entered into selling agreements with the Adviser for their own accounts; and (8) participants in no-transaction-fee programs of brokers that maintain an omnibus account with the Fund.

CLASS C SHARES

Sales of the Fund’s Class C shares are not subject to a front-end sales charge or a contingent deferred sales charge. Because Class C shares pay a higher Rule 12b-1 fee than Class A shares or Class I shares, Class C shares have higher expenses than Class A shares or Class I shares.

Distribution Plan

The Board of Trustees, on behalf of the Fund’s Class C shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan for Class C shares provides for payments of up to 1.00% of the average daily net assets of the Fund’s Class C shares. This fee is broken down into a Rule 12b-1 distribution fee of 0.75% of average daily net assets and a shareholder service fee of 0.25% of average daily net assets.

CLASS I SHARES

Sales of the Fund’s Class I shares are not subject to a front-end sales charge or a Rule 12b-1 fee. Class I shares are only available to corporations or other institutions such as trusts, endowments, foundations or broker-dealers purchasing for the accounts of others. If you purchase Class I shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.

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TO OPEN AN ACCOUNT

By Mail

Complete the application and mail it to BNY Mellon Investment Servicing at the address noted below, together with a check payable to the Fund. Please make sure your check is for at least $5,000 ($2,500 if investing in an individual retirement account) with respect to Class A shares or Class C shares and at least $1,000,000 with respect to Class I shares. Mail the application and your check to:

Regular Mail: Lateef Fund FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight Mail: Lateef Fund FundVantage Trust c/o BNY Mellon Investment Servicing 101 Sabin Street Pawtucket, RI 02860-1427 (866) 499-2151

The Fund will only accept checks drawn on U.S. currency on domestic banks. The Fund will not accept any of the following: cash or cash equivalents, money orders, traveler’s checks, cashier checks, bank checks, official checks and treasurer’s checks, payable through checks, third party checks and third party transactions.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of additional due diligence. Please contact the Fund at (866) 499-2151 for more information.

By Wire

To make a same-day wire investment, call toll-free (866) 499-2151 before 4:00 p.m. Eastern time. An account number will be assigned to you. Please make sure your wire is for at least $5,000 ($2,500 if investing in an individual retirement account) with respect to Class A shares or Class C shares and at least $1,000,000 with respect to Class I shares. Your wire must be received by the stock market close, typically 4:00 p.m. Eastern time, to receive that day’s price per share. Your bank may charge a wire fee. Please mail your completed application to BNY Mellon Investment Servicing at the address under “To Open An Account — By Mail.” Call your bank with instructions to transmit funds to:

PNC Bank, N.A.
Pittsburgh, PA
ABA No: 031000053
DDA No: 8611732768
Credit: Lateef Fund and Share Class:
FBO: Shareholder name and account number

Individual Retirement Account Investments

You may invest in the Fund through the following individual retirement accounts:

•	Traditional Individual Retirement Accounts (“IRAs”)

•	Savings Incentive Match Plan for Employees (“SIMPLE IRAs”)

•	Spousal IRAs

•	Roth Individual Retirement Accounts (“Roth IRAs”)

•	Coverdell Education Savings Accounts (“Education IRAs”)

•	Simplified Employee Pension Plans (“SEP IRAs”)

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TO ADD TO AN ACCOUNT

By Mail

Fill out an investment slip from a previous confirmation and write your account number on your check. Please make sure that your check is payable to the Fund and that your additional investment is for at least $250 for Class A or Class C shares. Mail the slip and your check to:

Regular Mail: Lateef Fund FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight Mail: Lateef Fund FundVantage Trust c/o BNY Mellon Investment Servicing 101 Sabin Street Pawtucket, RI 02860-1427 (866) 499-2151

By Wire

Call toll-free (866) 499-2151. The wire must be received by the stock market close, typically 4:00 p.m. Eastern time, for same day processing. Call your bank with instructions under “To Open An Account — By Wire.” Your bank may charge a wire fee. Please make sure your wire is for at least $250 for Class A or Class C shares.

Automatic Investment Plan

You may open an automatic investment plan account for Class A and Class C shares with a $1,000 initial purchase and a $150 monthly investment. This plan is not available for Class I shares. If you have an existing account that does not include the automatic investment plan, you can contact the Fund at (866) 499-2151 to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account for a monthly minimum amount of $150. The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Fund’s transfer agent at (866) 499-2151.

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Purchase Price

Class C shares and Class I shares of the Fund are sold at the NAV next determined after receipt of the request in good order. Class A shares of the Fund are sold at the offering price, which is the NAV next determined after the request is received in good order, plus a sales charge of up to 5.00%. “Good order” means that the purchase request is complete and includes all required information.

Financial Intermediaries

You may purchase shares of the Fund through a financial intermediary who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. “Financial intermediaries” include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee. Financial intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Consult your investment representative for specific information.

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It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

Networking and Sub-Transfer Agency Fees. The Fund may also directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Underwriter, the Adviser and their affiliates. The payments described above may differ and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Adviser or their service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

Additional Compensation to Financial Intermediaries. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in this prospectus. At least annually, the Adviser will report to the Board of Trustees such information regarding these payments as is reasonably requested by the Board. These additional cash payments are generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediaries’ customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and the Adviser or its affiliates may provide for increased rates of compensation as the dollar value of the Fund’s shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of the Fund’s shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Fund may use financial firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For more information about these additional cash payments made to financial intermediaries, please refer to the section entitled “Additional Compensation to Financial Intermediaries” located in the SAI.

General Information About Sales Charges

Your securities dealer is paid a commission when you buy Class A shares or Class C shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

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Reinvestment Privilege for Class A Shares

For a period of 60 days after you sell Class A shares of the Fund, you may reinvest your redemption proceeds in Class A shares of the Fund at NAV. You, your broker or your financial adviser must notify the Fund’s transfer agent in writing of your eligibility to reinvest at NAV at the time of reinvestment in order to eliminate the sales charge on your reinvestment. The Fund may require documentation to support your eligibility.

Rights Reserved by the Fund

The Fund reserves the right to:

•	reject any purchase order;

•	suspend the offering of shares;

•	vary the initial and subsequent investment minimums;

•	waive the minimum investment requirement for any investor; and

•	redeem accounts with balances below the minimum after 30 days’ written notice.

Market Timing and Frequent Trading Policy

The Fund discourages frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position. The Fund is not designed to accommodate market timing or short-term trading. Frequent or excessive trades into or out of the Fund in an effort to anticipate changes in market prices of the Fund’s investment portfolio is generally referred to as “market timing.” Market timing can adversely impact the ability of the Adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in the Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities.

To deter market timing and to minimize harm to the Fund and its shareholders, the Fund (i) charges a redemption fee of 2.00% on shares redeemed within thirty (30) days of purchase, and (ii) reserves the right to restrict, reject or cancel, without prior notice, any purchase order by market timers or by those persons the Fund believes are engaging in similar trading activity that, in the judgment of the Fund or the Adviser, may be disruptive to the Fund. The Fund will not be liable for any loss resulting from rejected purchase orders. No waivers of the provisions of this policy established to detect and deter marking timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

The Fund has developed criteria that is used to identify trading activity that may be excessive. The Fund’s Chief Compliance Officer (“CCO”) reviews on an as-needed basis, as determined by the CCO in coordination with the Adviser and other service providers, available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of market timing or similar trading practices. If, in its judgment, the Fund or the Adviser detects excessive, short-term trading, the Fund may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. The Fund may modify its procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Fund will apply the criteria in a manner that, in the Fund’s judgment, will be uniform.

There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence.

In order for a financial intermediary to purchase shares of the Fund for an “omnibus” account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide the Fund access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an “omnibus” account, in nominee name or on behalf of another person. If necessary, the Fund may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If a financial intermediary fails to enforce the Fund’s excessive trading policies, the Fund may take certain actions, including terminating the relationship.

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REDEMPTION OF SHARES

You may “redeem” or sell your shares on any day the Exchange is open, either directly through the Fund’s transfer agent, BNY Mellon Investment Servicing, or through your broker-dealer. The price you receive will be the NAV next calculated after receipt of the request in good order. “Good order” means that the redemption request is complete and includes all accurate required information including any medallion signature guarantees, if necessary. The Fund charges a redemption fee of 2.00% on proceeds redeemed within 30 days following their acquisition (see “Redemption Fee”).

Redemption Fee

The Fund charges a redemption fee of 2.00% on proceeds redeemed within 30 days following their acquisition. The redemption fee will be calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest will be treated as being redeemed first and the shares held shortest as being redeemed last. The fee will be paid directly to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account.

The 2.00% redemption fee will not be charged on the following transactions:

1.	Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code of 1986, as amended and nonqualified plans);

2.	Redemptions requested within 30 days following the death or post-purchase disability of the shareholder required by law, i.e. a divorce settlement;

3.	Redemptions initiated by the Fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of the Fund);

4.	Shares acquired through the reinvestment of distributions (dividends and capital gains);

5.	Redemptions in omnibus accounts where redemptions cannot be tracked to the individual shareholder;

6.	Redemptions in connection with periodic portfolio rebalancing of certain wrap accounts or automatic rebalancing arrangements; and

7. Redemptions for systematic withdrawal plans.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the Exchange is restricted or the Exchange is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Fund’s shareholders or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Fund will automatically redeem shares if a purchase check is returned for insufficient funds and the shareholder’s account will be charged for any loss. The Trust reserves the right to make a “redemption in kind” payment in portfolio securities rather than cash.

TO REDEEM FROM YOUR ACCOUNT

By Mail

To redeem your shares by mail:

•	Write a letter of instruction that includes: the name of the Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

•	Include all signatures and any additional documents that may be required.

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•	Mail your request to:

Regular Mail: Lateef Fund FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight Mail: Lateef Fund FundVantage Trust c/o BNY Mellon Investment Servicing 101 Sabin Street Pawtucket, RI 02860-1427 (866) 499-2151

•	A check will be mailed to the name(s) and address in which the account is registered and may take up to seven days.

•	The Fund may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

•	The Fund requires a medallion signature guarantee if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record.

By Telephone

To redeem your shares by telephone, call toll-free (866) 499-2151. The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the pre-designated bank account on the fund account. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Fund and BNY Mellon Investment Servicing reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. BNY Mellon Investment Servicing has established security procedures to prevent unauthorized account access. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or BNY Mellon Investment Servicing.

By Wire

In the case of redemption proceeds that are wired to a bank, the Fund transmits the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Fund and BNY Mellon Investment Servicing will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Fund reserves the right to refuse a wire redemption if it is believed advisable to do so. If you redeem your shares by wire transfer, BNY Mellon Investment Servicing charges a fee (currently $10.00) for each wire redemption. You may also have your redemption proceeds sent to your bank via ACH. BNY Mellon Investment Servicing does not charge for this service, however please allow 2 to 3 business days for the transfer of money to reach your banking institution.

Systematic Withdrawal Plan

Once you have established an account, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). Call toll-free (866) 499-2151 to request a form to start the Systematic Withdrawal Plan.

Selling Recently Purchased Shares

If you wish to sell shares that were recently purchased by check, the Fund may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear. The Fund reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and the Fund may require that a subsequent request be submitted. The Fund charges a redemption fee of 2.00% on proceeds redeemed within 30 days following their acquisition (see “Redemption of Shares — Redemption Fee”).

Late Trading

Late Trading is the practice of buying or selling fund shares at the closing price after the Fund’s NAV has been set for the day. Federal securities laws governing mutual funds prohibit late trading. The Fund has adopted trading policies designed to comply with requirements of the federal securities laws.

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TRANSACTION POLICIES

Timing of Purchase or Sale Requests

All requests received in good order by BNY Mellon Investment Servicing or authorized dealers of Fund shares before the close of regular trading on the Exchange, typically 4:00 p.m. Eastern time, will be executed the same day, at that day’s NAV. Such orders received after the close of regular trading of the Exchange will be executed the following day, at that day’s NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the Exchange is open for trading. If the Exchange closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.

New York Stock Exchange Closings

The Exchange is typically closed for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Investments through Financial Intermediaries/Nominees

If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through the Fund), the policies and fees may be different than those described here. Financial intermediaries and nominees may charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Fund. You will not be charged any additional fees by the Fund (other than those described in this prospectus) if you purchase or redeem shares directly through the Fund.

Account Minimum

You must keep at least $500 worth of shares in your Class A or Class C account to keep the account open. If, after giving you 30 days’ prior written notice, your account value is still below $500 due to your redemptions (not including market fluctuations), the Fund may redeem your shares and send you a check for the redemption proceeds. Class I shares require a minimum balance of $1,000,000.

Medallion Signature Guarantees

The Fund may require additional documentation for the redemption of corporate, partnership or fiduciary accounts, or medallion signature guarantees for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record. When the Fund requires a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please call the Fund’s shareholder servicing group toll-free at (866) 499-2151 for further information on obtaining a proper signature guarantee.

Customer Identification Program

Federal law requires the Fund to obtain, verify and record identifying information, which includes the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, will not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Fund reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Fund or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

20

Other Documents

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call the Fund’s shareholder servicing group toll-free at (866) 499-2151.

SHAREHOLDER SERVICES

Your Account

If you have questions about your account, including purchases, redemptions and distributions, call the Fund’s shareholder servicing group from Monday through Friday, 8:00 a.m. to 6:00 p.m., Eastern time. Call toll-free at (866) 499-2151.

Account Statements

The Fund provides you with these helpful services and information about your account:

•	a confirmation statement after every transaction;

•	quarterly account statements for Class A and Class C shares reflecting transactions made during the quarter;

•	monthly account statements for Class I shares reflecting transactions made during the month;

•	an annual account statement reflecting all transactions for the year; and

•	tax information, which will be mailed each year by the IRS deadline, currently January 31, a copy of which will also be filed with the IRS, if necessary.

Financial statements with a summary of portfolio composition and performance will be mailed at least twice a year.

The Fund provides the above shareholder services without charge but may charge for special services such as requests for historical transcripts of accounts.

Delivery of Shareholder Documents

To reduce expenses, the Fund mails only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free at (866) 499-2151 or, if your shares are held through a financial institution, please contact the financial institution directly. The Fund will begin sending you individual copies within 30 days after receiving your request.

DISTRIBUTIONS

The Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Fund will distribute dividends and net capital gain, if any, annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued. If you invest in the Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

MORE INFORMATION ABOUT TAXES

General. The Fund intends to qualify annually to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund will not be subject to federal income taxes on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions of the Code. If for any taxable year the Fund fails to qualify as a regulated investment company (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35% and (2) all distributions from earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporate shareholders.

Distributions. The Fund will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets). The dividends and distributions you receive may be

21

subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether you reinvest such dividends in additional shares of the Fund or choose to receive cash.

Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2011 and designated by the Fund as “qualified dividend income” are eligible for the long-term capital gain rate of 15% (0% for individuals in lower tax brackets). Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. For the tax years beginning before January 1, 2011, the maximum individual tax rate on net long-term capital gains is 15%.

Sale or Exchange of Shares. It is a taxable event for you if you sell shares of the Fund. Depending on the purchase price and the sale price of the shares you sell, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you and, generally, will be capital gain, assuming you hold the shares of the Fund as capital assets. The capital gain or loss will be long-term or short-term depending on how long you have held the shares of the Fund.

Medicare Contribution Tax. Beginning in 2013, U.S. individuals (with income exceeding $200,000 or $250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income, or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

Backup Withholding. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

State and Local Income Taxes. You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax law.

Non-U.S. Shareholders. Non-U.S. shareholders may be subjected to U.S. tax as a result of an investment in the Fund. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in the Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisers as the U.S. and foreign country tax consequences of an investment in the Fund.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding these considerations is included in the Fund’s SAI. You are urged and advised to consult your own tax adviser regarding the effects of an investment in a Fund on your tax situation.

22

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for Class I, A and C shares for the period from September 6, 2007 (commencement of operations) to April 30, 2010. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report. The Fund’s 2010 Annual Report is incorporated by reference into the Fund’s SAI and is available upon request by calling (866) 499-2151 or visiting the Fund’s website at www.lateef.com/lateef_fund.htm.

	For the Year Ended			For the Year Ended
	April 30, 2010			April 30, 2009
	Class I	Class A	Class C	Class I	Class A	Class C

Per Share Operating Performance
Net asset value, beginning of period	$6.94	$6.91	$6.81	$9.37	$9.36	$9.31
Net investment loss	(0.03)[1]	(0.05)[1]	(0.11)[1]	(0.06)[1]	(0.08)[1]	(0.13)[1]

Net realized and unrealized gain (loss) on investments	2.22[1]	2.21[1]	2.17[1]	(2.37)[1]	(2.37)[1]	(2.37)[1]

Net increase (decrease) in net assets resulting from operations	2.19	2.16	2.06	(2.43)	(2.45)	(2.50)

Dividends to shareholders from:
Tax return of capital	—	—	—	—	—	—

Net asset value, end of period	$9.13	$9.07	$8.87	$6.94	$6.91	$6.81

Total investment return[2]	31.56%	31.26%	30.25%	(25.93)%	(26.18)%	(26.85)%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$74,896	$46,570	$26,081	$21,508	$34,955	$18,042
Ratio of expenses to average net assets	1.48%	1.76%	2.51%	1.81%	2.06%	2.81%
Ratio of expenses to average net assets without waivers and expense reimbursements[3]	1.68%	1.93%	2.68%	—	—	—
Ratio of net investment income to average net assets	(0.35)%	(0.60)%	(1.35)%	(0.77)%	(1.02)%	(1.77)%
Portfolio turnover rate	17.64%	17.64%	17.64%	51.89%	51.89%	51.89%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
[3]	For the period September 1, 2009 through August 31, 2010, the Adviser agreed to waive or reduce its compensation received from the Fund by the lesser of (i) 0.25% of average daily net assets (25 basis points), or (ii) an amount necessary to ensure that the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific expenses (such as Rule 12b-1 distribution fees, shareholder service fees, or transfer agency fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, do not exceed 1.25% of average daily net assets (125 basis points). For the period September 1, 2010 through August 31, 2011, Lateef has contractually agreed to waive or reduce its compensation from the Fund in order to limit “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific expenses (such as distribution (Rule 12b-1) fees or shareholder service fees), interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions to 0.99% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2011, or at an earlier date at the discretion of the Board of Trustees and effective upon ninety (90) days’ written notice to shareholders. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund.

23

	For the Period
	September 6, 2007*
	to April 30, 2008
	Class I	Class A	Class C

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00
Net investment loss	— [1]	(0.01)	(0.06)

Net realized and unrealized gain (loss) on investments	(0.62)	(0.63)	(0.63)

Net increase (decrease) in net assets resulting from operations	(0.62)	(0.64)	(0.69)

Dividends to shareholders from:
Tax return of capital	(0.01)	— [1]	— [1]

Net asset value, end of period	$9.37	$9.36	$9.31

Total investment return[2]	(6.23)%[3]	(6.37)%[3]	(6.90)%[3]
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$26,556	$46,944	$27,167
Ratio of expenses to average net assets	1.80%[4]	2.05%[4]	2.80%[4]
Ratio of expenses to average net assets without waivers and expense reimbursements	—	—	—
Ratio of net investment income to average net assets	0.00%[4]	(0.23)%[4]	(0.98)%[4]
Portfolio turnover rate	16.00%[3]	16.00%[3]	16.00%[3]

*	Commencement of operations.

[1]	Amount is less than $0.01 per share.

[2]	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

[3]	Not annualized.
[4]	Annualized.

24

LATEEF FUND
of
FundVantage Trust

(866) 499-2151

FOR MORE INFORMATION

For additional information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund’s investments including performance data, information on the Fund’s portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s annual and semi-annual reports are available, free of charge, by calling (866) 499-2151 or on the Fund’s website at www.lateef.com/lateef_fund.htm.

Statement of Additional Information (SAI)

The SAI provides additional technical and legal descriptions of the Fund’s policies, investment restrictions, risks and business structure, including a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities holdings. The information in the SAI, as supplemented from time to time, is incorporated into this prospectus by this reference. This means that the SAI, for legal purposes, is part of this prospectus. The SAI is available, free of charge, by calling (866) 499-2151 or on the Fund’s website at www.lateef.com/lateef_fund.htm.

Shareholder Inquiries

Copies of these documents and answers to questions about the Fund, including information on how to purchase or redeem Fund shares, may be obtained free of charge by contacting:

Lateef Fund
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029
(866) 499-2151
8:00 a.m. to 6:00 p.m. Eastern time

Securities and Exchange Commission

Reports and other information about the Fund (including the SAI and annual and semi-annual reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s website at http://www.sec.gov. Such information can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C., 20549-1520. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

The investment company registration number is 811-22027.

CORVERUS STRATEGIC EQUITY FUND

of
FundVantage Trust

Class A Shares (CVSAX)
Class I Shares (CVSEX)

PROSPECTUS

September 1, 2010

This prospectus gives vital information about the Corverus Strategic Equity Fund, including information on investment policies, risks and fees. For your own benefit and protection, please read the prospectus before you invest, and keep it on hand for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY

CORVERUS STRATEGIC EQUITY FUND

INVESTMENT OBJECTIVE

The Corverus Strategic Equity Fund (the “Fund”) seeks to achieve high total return (capital appreciation and income).

EXPENSES AND FEES

The table below describes the fees and expenses that you may pay if you buy and hold Class A and Class I shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Fund. More information about these and other discounts is available from your financial professional and in the section entitled “Purchase of Shares” on page 9 of the Fund’s prospectus and in the section entitled “Purchase, Redemption and Pricing of Shares” on page 37 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment):

	Class A	Class I
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	5.75%	None
Redemption Fee (as a percentage of amount redeemed within 360 days of purchase)[1]	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.65%	0.65%
Distribution (Rule 12b-1) fees	0.25%	None
Other Expenses	9.19%	9.19%
Total Annual Fund Operating Expenses[2]	10.09%	9.84%
Fee Waiver and/or Expense Reimbursement[2]	(8.84)%	(8.84)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.25%	1.00%

[1]	The Fund charges a redemption fee of 2.00% on amounts redeemed within 180 days from purchase and 1.00% on amounts redeemed between 181 days and 360 days from purchase.

[2]	Piedmont Investment Advisors, LLC (“Piedmont” or the “Adviser”) has contractually agreed to a reduction of its advisory fee and/or reimbursement of other operating expenses in order to limit “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific expenses (such as distribution (Rule 12b-1) fees or shareholder service fees), interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions to 1.00% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2011, or at an earlier date at the discretion of the Board of Trustees and effective upon ninety (90) days’ written notice to shareholders. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 in the Fund’s Class A and $1,000,000 (investment minimum) in Class I shares for the time periods indicated and then redeem all of your shares at the end of those periods. Class A shares have not yet commenced operations. The Example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years

Class A	$695	$2,569	$4,257	$7,781
Class I	$10,200	$205,086	$381,563	$753,230

1

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 134.95% of the average value of its portfolio.

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal circumstances, invests at least 80% of its net assets in equity securities, including preferred stock and securities convertible into common or preferred stock of large capitalization companies primarily organized or located in the United States. The Fund’s portfolio is generally comprised of 30-40 stocks based on the Adviser’s sector allocation and stock rating and valuation models.

The Adviser combines a macro outlook with a four-step security selection process to attempt to identify companies that achieve consistently strong returns relative to comparable indices. In order to do so, the Adviser combines a top-down macroeconomic sector allocation approach with a bottom-up stock selection process. The Adviser makes sector allocation decisions by evaluating which sectors and industries that it believes have the best valuation and earnings characteristics in the current phase of the business cycle. The top-down analysis consists of a review of market and economic data, such as interest rates, market volatility levels, inflation expectations and credit spreads to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions.

SUMMARY OF PRINCIPAL RISKS

The Fund is subject to the principal risks summarized below. These risks could adversely affect the Fund’s net asset value, yield and total return. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Government or any other governmental agency.

•	Growth Investing Risk: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

•	Management Risk: As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

•	Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•	Value Investing Risk: A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

2

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the risks and volatility of an investment in Class I shares of the Fund for the past calendar year and show how the average annual total returns for one year, and since inception, before and after taxes, compare with those of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and the Russell 1000 Index, both broad measures of market performance. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Calendar Year-to-Date Total Return as of June 30, 2010: -6.80%

Best Quarter	Worst Quarter

14.37%	-18.07%
(September 30, 2009)	(December 31, 2008)

Corverus Strategic Equity Fund – Class I Shares		Since Inception
Average Annual Total Returns as of December 31, 2009	1 Year	(June 19, 2008)

Class I Shares Return Before Taxes	24.91%	-9.20%
Class I Shares Return After Taxes on Distributions[1]	24.58%	-9.43%
Class I Shares Return After Taxes on Distributions and Sale of Shares[1]	16.19%	-7.92%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)[2]	26.46%	-9.19%
Russell 1000 Index (reflects no deductions for fees, expenses or taxes)[3]	28.43%	-9.16%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. The “Class I shares Return After Taxes on Distributions and Sale of Shares” is higher than the “Class I Shares Return Before Taxes” and/or the “Class I Shares Return After Taxes on Distributions” because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculation assumes that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.

[2]	The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

[3]	The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. stocks, representing about 92% of the total capitalization of the entire U.S. stock market.

MANAGEMENT OF THE FUND

Investment Adviser

Piedmont Investment Advisors, LLC

Portfolio Managers

•	Isaac H. Green, CFA is the President and Chief Investment Officer of Piedmont and has been a Portfolio Manager for the Fund since its inception in 2008.

•	Dawn Alston Paige, CFA is an Executive Vice President and Portfolio Manager and has been a member of the team managing the Fund since its inception in 2008.

3

•	Sumali Sanyal, CFA is an Executive Vice President and Director of Quantitative Research and has been a member of the team managing the Fund since its inception in 2008.

PURCHASE AND SALE OF FUND SHARES

Minimum Investment Requirements

Account Type	Minimum	Class A	Class I
Regular Accounts	Initial Investment	$2,500	$1,000,000

	Additional Investments	$100	No Minimum

Individual Retirement Accounts	Initial Investment	$2,500	Not Available

	Additional Investments	$100	Not Available

Automatic Investment Plan	Initial Investment	$1,000	Not Available

	Additional Investments	$100	Not Available

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange (the “Exchange”) is open and through the means described below.

Purchase or redemption by mail:

Regular Mail:	Overnight Mail:
Corverus Strategic Equity Fund	Corverus Strategic Equity Fund
FundVantage Trust	FundVantage Trust
c/o BNY Mellon Investment Servicing	c/o BNY Mellon Investment Servicing
P.O. Box 9829	101 Sabin Street
Providence, RI 02940-8029	Pawtucket, RI 02860-1427 (888) 739-1390

Purchase by wire:

PNC Bank, N.A.
Pittsburgh, PA
ABA No: 031000053
DDA No: 8611732768
Credit: Corverus Strategic Equity Fund and Share Class:
FBO: Shareholder name and account number

Redemption by telephone:

Call (888) 739-1390.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

MORE INFORMATION ABOUT THE FUND’S
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

Investment Objective

The Fund seeks to achieve high total return (capital appreciation and income). The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval upon notice to shareholders. There is no guarantee that the Fund will achieve its objective.

INVESTMENT STRATEGIES

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of large capitalization companies. This policy may be changed upon 60 days’ written notice to shareholders. The Fund will invest in companies primarily organized or located in the United States.

The Fund’s Adviser combines a macro outlook with a four-step security selection process to create a portfolio of large cap stocks that it believes exhibit attractive earnings growth and valuation characteristics. In order to do so, the Adviser combines a top-down macroeconomic sector allocation approach with a bottom-up stock selection process.

The top-down analysis consists of a review of market and economic data such as interest rates, market volatility levels, inflation expectations and credit spreads to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions.

After its top-down sector analysis is completed the Adviser uses a proprietary quantitative model to narrow the universe of large cap stocks to approximately 150 stocks. These stocks are then narrowed down to approximately 50 stocks that are selected based upon a fundamental review of a variety of security-specific characteristics including: (i) improved business outlook as evidenced by accelerating revenues and earnings; (ii) increasing returns on invested capital evidencing competent management; (iii) positive earnings revisions and earnings surprise signals; and (iv) disparate valuation based on improving fundamentals. Assuming that a stock’s fundamentals prove compelling, further fundamental analysis is conducted to assess the company’s positioning relative to: cyclical conditions, competitive environment, brand franchise and technological advantage.

From these remaining stocks, the Adviser will purchase for the Fund’s portfolio those stocks that it believes to be the most attractive 30-40 stocks based on its sector allocation and stock rating and valuation models.

The Fund will not automatically sell securities of a company it already owns just because the company’s market capitalization falls below the market capitalization of companies that qualify for inclusion in the certain comparable indices. The Adviser will usually sell a security when the security exceeds pre-determined valuation targets, the security has deteriorating fundamentals or a more attractive investment opportunity exists. The Adviser may also sell securities in anticipation of market declines, trade securities actively or sell securities in order to make cash available for new investment opportunities, which could increase the Fund’s transaction costs (thus lowering performance) and increase your taxable distributions.

Any percentage limitations with respect to the investment of the Fund’s assets are applied at the time of purchase.

Other Investment Strategies and Policies

The Fund may borrow to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”). At times, the Fund may be required to segregate or earmark certain assets determined to be liquid by the Adviser (generally, short-term investment grade fixed income securities) to cover borrowings or its obligations under certain investments such as reverse repurchase agreements, loans of portfolio securities, the use of when-issued, delayed delivery or forward commitment transactions, and derivative instruments (including options contracts). The Fund will maintain asset segregation policies to comply with the current position and the asset coverage requirements of the SEC and its staff. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements, when it may not be advantageous to do so.

The Fund may invest in securities that can be converted into common stocks, such as convertible bonds, convertible preferred stock, warrants, options and rights. The Fund may also hedge overall portfolio exposure through the purchase and sale of index and individual put and call options. The risks of investing in derivative instruments include interest rate, market, credit and management risks, lack of liquidity, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

The Fund may invest in shares of other investment companies, including exchange traded funds or “ETFs”, whose underlying investments are consistent with the Fund’s investment objective. As a shareholder in an other investment company or ETF, the Fund would bear its pro-rata portion of an other investment company’s or ETF’s expenses, including advisory fees, in addition to its own expenses.

Any percentage limitations with respect to the investment of the Fund’s assets are applied at the time of purchase.

In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large

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cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. The Adviser will determine when market conditions warrant temporary defensive measures. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

The investments and strategies discussed above are those that the Adviser will use under normal market conditions. The Fund also may use other strategies and engage in other investment practices, which are described in the Fund’s SAI. Additional information about these investment strategies and practices and related risks is provided in the Fund’s SAI.

RISKS

The following is a list of certain principal risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund’s SAI:

•	Growth Investing Risk: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

•	Management Risk: As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

•	Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

•	Value Investing Risk: A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated. The returns on “value” equity securities may be are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced. Different types of stocks tend to shift in and out of favor depending on market and economic conditions and the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s SAI, which is available, free of charge, by calling (888) 739-1390 and on the Fund’s website at www.corverusfunds.com.

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MORE INFORMATION ABOUT MANAGEMENT OF THE FUND

The Board of Trustees of the Trust supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER

Piedmont is a registered investment adviser located at 411 West Chapel Hill Street, Suite 1100, Durham, North Carolina 27701. In addition to serving as investment adviser to the Fund, Piedmont provides portfolio management services to individuals, pension and profit sharing plans, corporations, state or municipal government entities, endowments and foundations. As of July 31, 2010, Piedmont had approximately $2.801 billion in assets under management. Piedmont, subject to the general oversight of the Trust’s Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations. For the fiscal year ended April 30, 2010, Piedmont received no investment advisory fees in light of a contractual expense limitation in place for the Fund. A discussion of the basis for the Board of Trustees’ approval of the investment management contract between the Trust, on behalf of the Fund, and Piedmont is provided in the Fund’s annual report to shareholders for the fiscal year ended April 30, 2010.

PORTFOLIO MANAGERS

Isaac H. Green, CFA, President and Chief Investment Officer of Piedmont, is the Portfolio Manager for the Fund. Mr. Green co-founded Piedmont in August 2000 and has been the portfolio manager for Piedmont’s Strategic Core Equity strategy since that time. Mr. Green worked at Loomis Sayles & Company, LLC from 1993 to 2000. In 1995, Mr. Green was made a managing partner at Loomis Sayles & Company, LLC and served on its Board of Directors. From 1988 to 1993, Mr. Green worked at NCM Capital Management Group first as Director of Research and later became Director of Investment Management. Mr. Green received an AB from Duke University and an MBA from Columbia University.

Dawn Alston Paige, CFA, Executive Vice President, Portfolio Manager, co-manages the Fund. Ms. Paige co-founded Piedmont in August 2000. She also serves as portfolio manager of Piedmont’s Value Opportunity strategy. Ms. Paige most recently served as co-manager of the Loomis Sayles Small Cap Value strategy. Ms. Paige began her investment career at Loomis Sayles in 1992 when she joined the recently founded Small Cap Product Group as its first analyst. She became a portfolio manager in 1997. Ms. Paige received her BS in Mass Communications from Virginia Commonwealth University and her MBA in Finance and Accounting from the University of Michigan.

Sumali Sanyal, CFA, Executive Vice President, Portfolio Manager, co-manages the Fund. Ms. Sanyal co-founded Piedmont in August 2000. She also serves as portfolio manager of Piedmont’s Market Plus strategy and provides portfolio management support to the Value Opportunity strategy. Ms. Sanyal most recently managed Loomis Sayles’ Quantitative Research Department. She joined Loomis Sayles in 1997 as an associate in the Quantitative Research Department. Ms. Sanyal received her BS and MS in Economics from the University of Calcutta, India, and her MBA in Finance and Management Information Systems from Oakland University.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.

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OTHER SERVICE PROVIDERS

The following chart shows the Fund’s service providers and includes their addresses and principal activities.

*	Do not use this address for purchases and redemptions. Please see “Purchase of Shares” and “Redemption of Shares” sections for further instructions.

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SHAREHOLDER INFORMATION

PRICING OF SHARES

The price of the Fund’s shares is based on its NAV. The Fund values its assets based on current market values when such values are available. The NAV per share of the Fund is calculated as follows:

		−	Value of Assets Attributable to the Shares Value of Liabilities Attributable to the Shares
NAV	=		Number of Outstanding Shares

The Fund’s NAV per share is calculated once daily at the close of regular trading on the Exchange (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange is open for business). The Exchange is generally open on Monday through Friday, except national holidays. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service.

Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Fund’s Valuation Committee. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. Significant events may include: (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

PURCHASE OF SHARES

Share Classes

The Trust offers Class A shares and Class I shares of the Fund. Each Class of shares has different expenses and distribution arrangements to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of your investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Class A shares are generally offered to individuals, corporate investors and retirement plans. Class I shares are generally offered to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. If you purchase Class I shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.

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Class A	Class I

Initial sales charge of 5.75% or less	No initial sales charge

No deferred sales charge	No deferred sales charge

Higher annual expenses than Class I shares due to distribution fee	Lower annual expenses than Class A shares due to no distribution fee

Shares representing interests in the Fund are offered continuously for sale by BNY Mellon Distributors Inc. (the “Underwriter”). You can purchase Class A shares or Class I shares of the Fund through certain broker-dealers, or directly through the Transfer Agent of the Fund, as discussed below. Shares of the Fund are offered only to residents of states in which the shares are registered or qualified. No share certificates are issued in connection with the purchase of Fund shares.

CLASS A SHARES

Distribution Plan

The Board of Trustees, on behalf of the Fund’s Class A shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan for Class A shares provides for payments of up to 0.25% of the average daily net assets of the Fund’s Class A shares.

Front-End Sales Charge

Sales of Class A shares of the Fund include a front-end sales charge (expressed as a percentage of the offering price) as shown in the following table:

Class A Shares – Front-End Sales Charge
	Sales Charge as a	Sales Charge as a	Dealer Concession
	Percentage of	Percentage of Net	as a Percentage of
Amount of Single Transaction	Offering Price	Amount Invested	Offering Price
$0 – $49,999	5.75%	6.10%	5.25%

$50,000 – $99,999	4.75%	4.99%	4.25%

$100,000 – $249,999	3.75%	3.90%	3.25%

$250,000 – $499,999	3.00%	3.09%	2.50%

$500,000 – $999,999	2.00%	2.04%	1.50%

$1,000,000 or more	0%	0%	0%

The Underwriter may pay a dealer concession to those selected dealers who have entered into an agreement with the Underwriter. The dealer’s concession depends on which class of shares you choose and may be changed from time to time. Currently, on Class A shares, dealers receive the concession set forth in the table above, as well as the 0.25% distribution fee (12b-1). On some occasions, such incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund during a specified period of time. A dealer who receives all or substantially all of the sales charge may be considered an “underwriter” under the Securities Act of 1933, as amended.

Reduced Sales Charges

You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedules, as set forth above. The sales charge for purchases of the Fund’s Class A shares may also be reduced for a single purchaser through a Right of Accumulation or a Letter of Intent, as described below. To qualify for a reduced sales charge, you are responsible for notifying your dealer or BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), as transfer agent. Certain transactions in Class A shares may be made at NAV as described below. If the account owner is an entity, (e.g., a trust, a qualified plan, etc.), these privileges will apply to beneficial owners and trustees. These privileges are also available to investors who invest completely or partially through accounts at financial intermediaries, e.g., through accounts at broker-dealers (rather than opening an account directly with the Fund’s transfer agent). To take advantage of these privileges, the account owner (or if applicable, the beneficial owner or trustee), either directly or through their registered representative or financial intermediary, as applicable, must identify and provide information to the Fund’s transfer agent regarding eligibility for these privileges. Stated differently, investors must identify to the Fund’s transfer agent, either directly or through their registered representative or financial

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intermediary, the complete universe of eligible shareholder accounts (e.g., IRA, non-retirement, 529 plan, etc.), in order to receive the maximum breakpoint discount possible. It is the responsibility of the shareholder, either directly or through their registered representative and/or financial intermediary, to ensure that the shareholder obtains the proper “breakpoint” discounts.

In order for the Fund to identify accounts opened through a financial intermediary, you or your financial intermediary must provide the Fund’s transfer agent with the applicable account numbers. For purposes of identifying Fund accounts opened directly with the transfer agent, you or your registered representative must provide the Fund’s transfer agent with either the applicable account numbers or the applicable tax identification numbers.

Right of Accumulation. You may combine your shares and the shares of your spouse and your children under the age of 21 in order to qualify for the Right of Accumulation. If you already hold Class A shares of the Fund, a reduced sales charge based on the sales charge schedule for Class A shares may apply to subsequent purchases of shares of the Fund. The sales charge on each additional purchase is determined by adding the current market value of the shares you currently own to the amount being invested. The reduced sales charge is applicable only to current purchases. It is your responsibility to notify your dealer or BNY Mellon Investment Servicing, the Fund’s transfer agent, at the time of subsequent purchases that the purchase is eligible for the reduced sales charge under the Right of Accumulation.

Letter of Intent. You may qualify for a reduced sales charge immediately by signing a non-binding Letter of Intent stating your intention to invest during the next 13 months a specified amount that, if made at one time, would qualify for a reduced sales charge. The first investment cannot be made more than 90 days prior to the date of the Letter of Intent. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the requirements of the Letter of Intent have been satisfied. During the term of the Letter of Intent, BNY Mellon Investment Servicing will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. The escrowed shares will be released when the full amount indicated has been purchased. If the full amount indicated is not purchased within the 13-month period, your escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge you would have had to pay on your aggregate purchases if the total of such purchases had been made at a single time. It is your responsibility to notify your dealer or BNY Mellon Investment Servicing, the Fund’s transfer agent, at the time the Letter of Intent is submitted that there are prior purchases that may apply.

For more information on reduced sales charges, please visit the Fund’s website at www.corverusfunds.com or consult your broker or financial intermediary. The website provides links to information on sales charges free of charge and in a clear and prominent format.

Sales at Net Asset Value

The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients of the Adviser or its affiliates; (2) officers and present or former Trustees of the Trust; directors and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Adviser and its affiliates and certain employee benefit plans for employees of the Adviser; (4) officers, directors and employees of the administrator, transfer agent, underwriter and custodian and members of their immediate families; (5) employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Adviser; (6) fee-based financial planners and registered investment advisers who are purchasing on behalf of their clients; (7) broker-dealers who have entered into selling agreements with the Adviser for their own accounts; and (8) participants in no-transaction-fee programs of brokers that maintain an omnibus account with the Fund.

CLASS I SHARES

Sales of the Fund’s Class I shares are not subject to a front-end sales charge or a Rule 12b-1 fee. Class I shares are only available to corporations or other institutions such as trusts, endowments, foundations or broker-dealers purchasing for the accounts of others. If you purchase Class I shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.

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TO OPEN AN ACCOUNT

By Mail

Complete the application and mail it to BNY Mellon Investment Servicing at the address noted below, together with a check payable to the Fund. Please make sure your check is for at least $2,500 with respect to Class A shares and at least $1,000,000 with respect to Class I shares. Mail the application and your check to:

Regular mail:	Overnight mail:
Corverus Strategic Equity Fund	Corverus Strategic Equity Fund
FundVantage Trust	FundVantage Trust
c/o BNY Mellon Investment Servicing	c/o BNY Mellon Investment Servicing
P.O. Box 9829	101 Sabin Street
Providence, RI 02940-8029	Pawtucket, RI 02860-1427
(888) 739-1390

The Fund will only accept checks drawn on U.S. currency on domestic banks. The Fund will not accept any of the following: cash or cash equivalents, money orders, traveler’s checks, cashier’s checks, bank checks, official checks and treasurer’s checks, payable through checks, third party checks and third party transactions.

By Wire

To make a same-day wire investment, call toll-free (888) 739-1390 before 4:00 p.m. Eastern time. An account number will be assigned to you. Please make sure your wire is for at least $2,500 with respect to Class A shares and at least $1,000,000 with respect to Class I shares. Your wire must be received by the stock market close, typically 4:00 p.m. Eastern time, to receive that day’s price per share. Your bank may charge a wire fee. Please mail your completed application to BNY Mellon Investment Servicing at the address under “To Open An Account — By Mail.” Call your bank with instructions to transmit funds to:

PNC Bank, N.A.
Pittsburgh, PA
ABA No: 031000053
DDA No: 8611732768
Credit: Corverus Strategic Equity Fund and Share Class:
FBO: Shareholder name and account number

Individual Retirement Account Investments

You may invest in the Funds through the following individual retirement accounts:

•	Traditional Individual Retirement Accounts (“IRAs”)

•	Savings Incentive Match Plan for Employees (“SIMPLE IRAs”)

•	Spousal IRAs

•	Roth Individual Retirement Accounts (“Roth IRAs”)

•	Coverdell Education Savings Accounts (“Education IRAs”)

•	Simplified Employee Pension Plans (“SEP IRAs”)

TO ADD TO AN ACCOUNT

By Mail

Fill out an investment slip from a previous confirmation and write your account number on your check. Please make sure that your check is payable to the Fund and that your additional investment is for at least $250 for Class A shares. Mail the slip and your check to:

Regular mail:	Overnight mail:
Corverus Strategic Equity Fund	Corverus Strategic Equity Fund
FundVantage Trust	FundVantage Trust
c/o BNY Mellon Investment Servicing	c/o BNY Mellon Investment Servicing
P.O. Box 9829	101 Sabin Street
Providence, RI 02940-8029	Pawtucket, RI 02860-1427
(888) 739-1390

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By Wire

Call toll-free (888) 739-1390. The wire must be received by the stock market close, typically 4:00 p.m. Eastern time, for same day processing. Call your bank with instructions under “To Open An Account — By Wire.” Your bank may charge a wire fee. Please make sure your wire is for at least $250 for Class A shares.

Automatic Investment Plan

You may open an automatic investment plan account for Class A shares with a $1,000 initial purchase and a $100 monthly investment. This plan is not available for Class I shares. If you have an existing account that does not include the automatic investment plan, you can contact the Fund at (888) 739-1390 to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account for a monthly minimum amount of $100. The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Fund’s transfer agent at (888) 739-1390.

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Purchase Price

Class I shares of the Fund are sold at the NAV next determined after receipt of the request in good order. Class A shares of the Fund are sold at the offering price, which is the NAV next determined after the request is received in good order, plus a sales charge of up to 5.75%. “Good order” means that the purchase request is complete and includes all required information.

Financial Intermediaries

You may purchase shares of the Fund through a financial intermediary who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. “Financial intermediaries” include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having a selling, administration or similar agreement. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Fund. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee. Financial intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Consult your investment representative for specific information.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

Networking and Sub-Transfer Agency Fees. The Fund may also directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Underwriter, the Adviser and their affiliates. The payments described above may differ and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Adviser or their service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

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Additional Compensation to Financial Intermediaries. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above servicing fees (including networking and sub-transfer agency fees) which are disclosed elsewhere in this prospectus. At least annually, the Adviser will report to the Board of Trustees such information regarding these payments as is reasonably requested by the Board. These additional cash payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediaries’ customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders’ fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and the Adviser or its affiliates may provide for increased rates of compensation as the dollar value of the Fund’s shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of the Fund’s shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Fund may use financial firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For more information about these additional cash payments made to financial intermediaries, please refer to the section entitled “Additional Compensation to Financial Intermediaries” located in the SAI.

General Information About Sales Charges

Your securities dealer is paid a commission when you buy Class A shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. From time to time, some financial institutions may receive a concession up to the entire sales charge. Firms that receive a concession of the entire sales charge may be considered underwriters for the purpose of federal securities law.

Reinvestment Privilege for Class A Shares

For a period of 30 days after you sell Class A shares of the Fund, you may reinvest your redemption proceeds in Class A shares of the Fund at NAV. You, your broker or your financial adviser must notify the Fund’s transfer agent in writing of your eligibility to reinvest at NAV at the time of reinvestment in order to eliminate the sales charge on your reinvestment. The Fund may require documentation to support your eligibility.

Rights Reserved by the Fund

The Fund reserves the right to:

•	reject any purchase order;

•	suspend the offering of shares;

•	vary the initial and subsequent investment minimums;

•	waive the minimum investment requirement for any investor; and

•	redeem accounts with balances below the minimum after 30 days’ written notice.

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Market Timing and Frequent Trading Policy

The Fund discourages frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position. The Fund is not designed to accommodate market timing or short-term trading. Frequent or excessive trades into or out of the Fund in an effort to anticipate changes in market prices of the Fund’s investment portfolio is generally referred to as “market timing.” Market timing can adversely impact the ability of an Adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in the Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities.

To deter market timing and to minimize harm to the Fund and its shareholders, the Fund (i) charges a redemption fee of 2.00% on shares redeemed within the first 180 days of purchase and 1.00% on shares redeemed between 181 and 360 days following their purchase, and (ii) reserves the right to restrict, reject or cancel, without prior notice, any purchase order by market timers or by those persons the Fund believes are engaging in similar trading activity that, in the judgment of the Fund or the Adviser, may be disruptive to the Fund. The Fund will not be liable for any loss resulting from rejected purchase orders. No waivers of the provisions of this policy established to detect and deter marking timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

The Fund has developed criteria that is used to identify trading activity that may be excessive. The Fund’s Chief Compliance Officer (“CCO”) reviews on an as-needed basis, as determined by the CCO in coordination with the Adviser and other service providers, available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of market timing or similar trading practices. If, in its judgment, the Fund or the Adviser detects excessive, short-term trading, the Fund may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. The Fund may modify its procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Fund will apply the criteria in a manner that, in the Fund’s judgment, will be uniform.

There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence.

In order for a financial intermediary to purchase shares of the Fund for an “omnibus” account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide the Fund access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an “omnibus” account, in nominee name or on behalf of another person. If necessary, the Fund may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If a financial intermediary fails to enforce the Fund’s excessive trading policies, the Fund may take certain actions, including terminating the relationship

REDEMPTION OF SHARES

You may “redeem” or sell your shares on any day the Exchange is open, either directly through the Fund’s transfer agent, BNY Mellon Investment Servicing, or through your broker-dealer. The price you receive will be the NAV next calculated after receipt of the request in good order. “Good order” means that the redemption request is complete and includes all accurate required information including any medallion signature guarantees, if necessary. The Fund charges a redemption fee of up to 2.00% on proceeds redeemed within 360 days of their acquisition (see “Redemption Fee”).

Redemption Fee

The Fund charges a redemption fee of 2.00% on proceeds redeemed within the first 180 days of their acquisition and 1.00% for redemptions between 181 and 360 days following their acquisition. The redemption fee will be calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest will be treated as being redeemed first and the shares held shortest as being redeemed last. The fee will be paid directly to the Fund from which the shares are redeemed or exchanged and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of

15

the Fund. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account.

The redemption fee will not be charged on the following transactions:

•	Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code of 1986, as amended and nonqualified plans);

•	Redemptions requested within 180 days following the death or post-purchase disability of the shareholder required by law, i.e. a divorce settlement;

•	Redemptions initiated by the Fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of the Fund);

•	Shares acquired through the reinvestment of distributions (dividends and capital gains);

•	Redemptions in omnibus accounts where redemptions cannot be tracked to the individual shareholder;

•	Redemptions in connection with periodic portfolio rebalancing of certain wrap accounts or automatic rebalancing arrangements; and

•	Redemptions for systematic withdrawal plans.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the Exchange is restricted or the Exchange is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Fund’s shareholders, or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Fund will automatically redeem shares if a purchase check is returned for insufficient funds and the shareholder’s account will be charged for any loss. The Trust reserves the right to make a “redemption in kind” payment in portfolio securities rather than cash.

TO REDEEM FROM YOUR ACCOUNT

By Mail

To redeem your shares by mail, write a letter of instruction that includes:

•	The name of the Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

•	Include all signatures and any additional documents that may be required.

•	Mail your request to:

Regular mail:	Overnight mail:
Corverus Strategic Equity Fund	Corverus Strategic Equity Fund
FundVantage Trust	FundVantage Trust
c/o BNY Mellon Investment Servicing	c/o BNY Mellon Investment Servicing
P.O. Box 9829	101 Sabin Street
Providence, RI 02940-8029	Pawtucket, RI 02860-1427
(888) 739-1390

•	A check will be mailed to the name(s) and address in which the account is registered and may take up to seven days.

•	The Fund may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

•	The Fund requires a medallion signature guarantee if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record.

By Telephone

To redeem your shares by telephone, call toll-free (888) 739-1390. The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the pre-designated bank account on the fund account. To use the telephone

16

redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Fund and BNY Mellon Investment Servicing reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. BNY Mellon Investment Servicing has established security procedures to prevent unauthorized account access. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or BNY Mellon Investment Servicing.

By Wire

In the case of redemption proceeds that are wired to a bank, the Fund transmits the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Fund and BNY Mellon Investment Servicing will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Fund reserves the right to refuse a wire redemption if it is believed advisable to do so. If you redeem your shares by wire transfer, BNY Mellon Investment Servicing charges a fee of $10.00 for each wire redemption. You may also have your redemption proceeds sent to your bank via ACH. BNY Mellon Investment Servicing does not charge for this service, however please allow 2 to 3 business days for the transfer of money to reach your banking institution.

Systematic Withdrawal Plan

Once you have established an account, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). Call toll-free (888) 739-1390 to request a form to start the Systematic Withdrawal Plan.

Selling Recently Purchased Shares

If you wish to sell shares that were recently purchased by check, the Fund may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear. The Fund reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and the Fund may require that a subsequent request be submitted. The Fund charges a redemption fee on proceeds redeemed within 360 days following their acquisition (see “Redemption of Shares — Redemption Fee”).

Late Trading

Late Trading is the practice of buying or selling fund shares at the closing price after the Fund’s NAV has been set for the day. Federal securities laws governing mutual funds prohibit late trading. The Fund has adopted trading policies designed to comply with requirements of the federal securities laws.

TRANSACTION POLICIES

Timing of Purchase or Sale Requests

All requests received in good order by BNY Mellon Investment Servicing or authorized dealers of Fund shares before the close of regular trading on the Exchange, typically 4:00 p.m. Eastern time, will be executed the same day, at that day’s NAV. Such orders received after the close of regular trading of the Exchange will be executed the following day, at that day’s NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the Exchange is open for trading. If the Exchange closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.

New York Stock Exchange Closings

The Exchange is typically closed for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Investments through Financial Intermediaries/Nominees

If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through the Fund), the policies and fees may be different than those described here. Financial intermediaries and nominees may charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the

17

Fund. You will not be charged any additional fees by the Fund (other than those described in this prospectus) if you purchase or redeem shares directly through the Fund.

Account Minimum

You must keep at least $2,000 worth of shares in your Class A account to keep the account open. If, after giving you 30 days’ prior written notice, your account value is still below $2,000 due to your redemptions (not including market fluctuations), the Fund may redeem your shares and send you a check for the redemption proceeds. Class I shares require a minimum balance of $500,000.

Medallion Signature Guarantees

The Fund may require additional documentation for the redemption of corporate, partnership or fiduciary accounts, or medallion signature guarantees for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record. When the Fund requires a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please call the Fund’s shareholder servicing group toll-free at (888) 739-1390 for further information on obtaining a proper signature guarantee.

Customer Identification Program

Federal law requires the Fund to obtain, verify and record identifying information, which includes the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, will not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Fund reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Fund or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Other Documents

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call the Fund’s shareholder servicing group toll-free at (888) 739-1390.

SHAREHOLDER SERVICES

Your Account

If you have questions about your account, including purchases, redemptions and distributions, call the Fund’s shareholder servicing group from Monday through Friday, 8:00 a.m. to 6:00 p.m., Eastern time. Call toll-free at (888) 739-1390.

Account Statements

The Fund provides you with these helpful services and information about your account:

•	a confirmation statement after every transaction;

•	quarterly account statements for Class A shares reflecting transactions made during the quarter;

•	monthly account statements for Class I shares reflecting transactions made during the month;

•	an annual account statement reflecting all transactions for the year;

•	tax information, which will be mailed each year by the IRS deadline, currently January 31, a copy of which will also be filed with the IRS, if necessary.

18

Financial statements with a summary of portfolio composition and performance will be mailed at least twice a year.

The Fund provides the above shareholder services without charge but may charge for special services such as requests for historical transcripts of accounts.

Delivery of Shareholder Documents

To reduce expenses, the Fund mails only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free at (888) 739-1390 or, if your shares are held through a financial institution, please contact the financial institution directly. The Fund will begin sending you individual copies within 30 days after receiving your request.

DISTRIBUTIONS

Dividends from the net investment income and distributions of net capital gain, if any, are declared and paid annually to you.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued. If you invest in the Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

MORE INFORMATION ABOUT TAXES

General. The Fund intends to qualify annually to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund will not be subject to federal income taxes on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions of the Code. If for any taxable year the Fund fails to qualify as a RIC (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35%, and (2) all distributions from earnings and profits (as determined under federal income tax principles) to you will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporate shareholders.

Distributions. The Fund will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Dividends are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.

Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2011 and designated by the Fund as “qualified dividend income” are eligible for the long-term capital gain rate of 15% (0% for individuals in lower tax brackets). Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. For tax years beginning before January 1, 2011, the maximum individual tax rate on net long-term capital gains is 15%.

Sale or Exchange of Shares. It is a taxable event for you if you sell or exchange shares of the Fund. Depending on the purchase price and the sale price of the shares you sell, you may have a taxable gain or loss on the transaction. Any realized gain or loss will be taxable to you, and, generally, will be capital gain or loss, assuming you hold your shares of the Fund as a capital asset, which capital gain or loss will be long-term or short-term depending on how long you have held the shares of the Fund.

Medicare Contribution Tax. Beginning in 2013, U.S. individuals (with income exceeding $200,000 or $250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

Backup Withholding. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who

19

have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

State and Local Income Taxes: You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax law.

Non-U.S. Shareholders: Non-U.S. shareholders may be subject to U.S. tax due to their investment in the Fund. This prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in the Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisers as to the U.S. and foreign country tax consequences of an investment in the Fund.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding those considerations is included in the Fund’s SAI. You are urged and advised to consult your own tax adviser regarding the effects of an investment in the Fund on your tax situation.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period from June 19, 2008 (commencement of operations) through April 30, 2010. Class A shares have not yet commenced operations. Certain information reflects financial results for a single Fund share. The total investment return in the table represents the rate at which an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report. The Fund’s 2010 Annual Report is incorporated by reference into the Fund’s SAI and is available upon request by calling (888) 739-1390 or visiting the website www.corverusfunds.com.

	Class I
	For the	For the Period
	Year Ended	June 19, 2008*
	April 30, 2010	to April 30, 2009

Per Share Operating Performance
Net asset value, beginning of period	$6.83	$10.00
Net investment income	0.06 [1]	0.08 [1]
Net realized and unrealized gain (loss) on investments	2.40 [1]	(3.22)[1]

Net decrease in net assets resulting from operations	2.46	(3.14)

Dividends to shareholders from:
Net Investment Income	(0.06)	(0.03)

Net asset value, end of period	$9.23	$6.83

Total investment return[2]	36.15%	(31.44)%[3]
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$3,760	$1,759
Ratio of expenses to average net assets	1.00%	1.00%[4]
Ratio of expenses to average net assets without waivers and expense reimbursements	9.84%	31.79%[4]
Ratio of net investment income to average net assets	0.68%	1.47%[4]
Portfolio turnover rate	134.95%	133.18%[3]

*	Commencement of operations.

[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
[3]	Not annualized.
[4]	Annualized.

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CORVERUS STRATEGIC EQUITY FUND
of
FundVantage Trust

(888) 739-1390

FOR MORE INFORMATION

For additional information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund’s investments including performance data, information on the Fund’s portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s annual and semi-annual reports are available, free of charge, by calling (888) 739-1390 or on the Fund’s website at www.corverusfunds.com.

Statement of Additional Information (SAI)

The SAI provides additional technical and legal descriptions of the Fund’s policies, investment restrictions, risks and business structure, including a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities holdings. The information in the SAI, as supplemented from time to time, is incorporated into this prospectus by this reference. This means that the SAI, for legal purposes, is part of this prospectus. The SAI is available, free of charge, by calling (888) 739-1390 or on the Fund’s website at www.corverusfunds.com.

Shareholder Inquiries

Answers to questions about the Fund, including information on how to purchase or redeem Fund shares, may be obtained free of charge by contacting:

Corverus Strategic Equity Fund
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029
(888) 739-1390
8:00 a.m. to 6:00 p.m. Eastern time

Securities and Exchange Commission

Reports and other information about the Fund (including the SAI and annual and semi-annual reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s website at http://www.sec.gov. Such information can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C., 20549-1520. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

The investment company registration number is 811-22027.

PEMBERWICK FUND
OF
FUNDVANTAGE TRUST
STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 1, 2010
This Statement of Additional Information (“SAI”) provides information about the Pemberwick Fund (the “Fund”). The Fund is a series of FundVantage Trust (the “Trust”).
This SAI is not a prospectus. It should be read in conjunction with the Fund’s current prospectus dated September 1, 2010, as amended or supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. A copy of the Prospectus and annual reports to shareholders (when available) may be obtained without charge, upon request, by writing to the Trust at 760 Moore Road, King of Prussia, PA 19406 or by calling the investment adviser at (203) 413-0365 (collect).

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

GENERAL INFORMATION
The Trust was organized as a Delaware statutory trust on August 28, 2006. The Trust is a series trust authorized to issue separate series or classes of shares of beneficial interest. The Trust has established the Fund as a separate series of the Trust. This SAI only relates to the Fund. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Pemberwick Investment Advisors LLC (the “Advisor”), serves as the investment adviser to the Fund and J.P. Morgan Investment Management Inc (the “Sub-Advisor”) serves as the sub-adviser to the Fund.
INVESTMENT POLICIES
The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.
BANK OBLIGATIONS. Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits that (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets. As a non-fundamental policy, the Fund may only invest in certificates of deposit issued by, a commercial bank organized and doing business under the laws of the U.S. or any state, which commercial bank has surplus and undivided profits exceeding $100 million.
BORROWING. The Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, the Fund may borrow money from banks on a secured basis in an amount up to 33-1/3% of the Fund’s total assets. The Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets. The Fund will not borrow to leverage the Fund in an attempt to enhance investment returns.
Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. As a non-fundamental policy, the Fund may only invest in commercial paper issued by a corporation organized and doing business under the laws of the United States or any state and rated in the highest or next highest category by Moody’s Investor Services, Inc. (“Moody’s”) and/or by Standard & Poor’s Financial Services LLC (“S&P”).
CORPORATE DEBT SECURITIES. The Fund’s investments in U.S. and Canadian dollar -denominated corporate debt securities of domestic and Canadian issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities). The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.
Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.
ILLIQUID SECURITIES. The Fund may not knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Fund’s books. The Board of Trustees of the Trust (the “Board”) has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the Advisor, pursuant to guidelines approved by the Board. The Advisor will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Advisor to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). External market conditions may impact the liquidity of portfolio securities and may cause the Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to the Fund.
INFLATION-PROTECTED DEBT SECURITIES. The Fund may invest in inflation-protected debt securities or inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.
Treasury Inflation Protected Securities (“TIPS”) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
INVESTMENT COMPANY SECURITIES. The Fund may invest in investment company securities issued by open-end investment companies. Such investments are subject to limitations prescribed by the 1940 Act unless a Securities and Exchange Commission (“SEC”) exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Fund would bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. As a non-fundamental policy, the Fund may only invest in open-end investment companies that invest a significant portion of its assets in fixed income securities having a credit rating of “AA” or better by an NRSRO or of comparable quality as determined by such company’s investment adviser and have net assets in excess of $200 million.
MONEY MARKET FUNDS. The Fund may invest in money market mutual funds. Such investments are subject to the limits prescribed by the 1940 Act unless an SEC exemption is applicable or as may be permitted by the rules under the 1940 Act or SEC staff interpretations thereof. (See “Investment Company Securities” above).
MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”). As a non-fundamental policy, the Fund will only invest in Mortgage Pass-Through Securities, Collateralized Mortgage Obligations and Adjustable Rate Mortgage Backed Securities that are:
•	direct obligations of, or obligations unconditionally guaranteed by the United States or any agency thereof; or

•	corporations organized and doing business under the laws of the U.S. or any state and rated “AAA” by at least one NRSRO at the time of purchase.
Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”)) are

described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.
The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Consequently, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).
Mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies are not subject to the Fund’s industry concentration restrictions, set forth below under “Investment Limitations,” by virtue of the exclusion from that test available to all U.S. Government securities.
Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and their income streams.
CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permit the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of the coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
MUNICIPAL SECURITIES. The Fund may invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities (collectively, “municipal securities”) to obtain funds for various public purposes such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from federal income tax, dividends paid by the Fund to its shareholders may not be tax-exempt. See “Taxation of the Fund” for more information. A brief description of some typical types of municipal securities follows:
General Obligation Securities. General Obligation Securities are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.
Revenue or Special Obligation Securities. Revenue or Special Obligation Securities are backed by the revenues of a specific project or facility — tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the issuer’s ability, without obligation, to make up deficits in the reserve fund.
Municipal Lease Obligations. Municipal Lease Obligations may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Fund will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro-rata, undivided interest in the total amount of the obligation.
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.
Bond Anticipation Notes. Bond Anticipation Notes are normally issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.
Tax Anticipation Notes. Tax Anticipation Notes finance the working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable by these specific future taxes.
Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

Industrial Development Bonds (“IDBs”) and Private Activity Bonds (“PABs”). IDBs and PABs are specific types of revenue bonds issued on or on behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. PABs generally are IDBs issued after April 15, 1986. These obligations are included within the term “municipal bonds” if the interest paid on them is exempt from federal income tax in the opinion of the bond issuer’s counsel. IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit or insurance. See “Taxation of the Fund” for a summary of some of the federal income tax consequences to shareholders of a Fund investing in PABs.
Resource Recovery Bonds. Resource Recovery Bonds are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.
Tax-Exempt Commercial Paper and Short-Term Municipal Notes. Tax-Exempt Commercial Paper and Short-Term Municipal Notes provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.
Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the FHA by way of Fannie Mae or Ginnie Mae.
Put Bonds. Put Bonds are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond’s maturity date.
The Fund will generally invest in municipal securities that are rated “A” or better by a NRSRO or, if a rating is not available, deemed to be of comparable quality by the Advisor.
REPURCHASE AGREEMENTS. The Fund may invest in tri-party repurchase agreements. A repurchase agreement is a transaction in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. The Fund’s custodian will have custody of, and will segregate securities acquired by the Fund under the repurchase agreement. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement defaults), the Fund intends to limit repurchase transactions to domestic banks having a duration no longer than 60 days (or any extension or renewal thereof for a period not exceeding the period of the initial agreement). Repurchase agreements maturing in more than seven days are considered illiquid for purposes of the Fund’s investment limitations. All repurchase agreements will be collateralized by U.S. Government Securities.
U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks . In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Whether backed by full faith and credit of the U.S. Treasury or not, U.S. Government obligations are not guaranteed against price movements due to fluctuating interest rates.
Some of the securities issued directly by the U.S. Treasury include Treasury bills (having maturities of one year or less when issued); Treasury notes (having maturities of one to ten years when issued); Treasury bonds (having maturities of more than 10 years when issued) and TIPS. While U.S. Treasury Securities have little credit risk, they are subject to price fluctuations prior to their maturity. U.S. Government Obligations also include securities guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program. Under the Temporary Liquidity Guarantee Program, the FDIC guarantees, with the full faith and credit of the U.S. Government, the payment of principal and interest on the debt issued by private entities through the earlier of the maturity date of the debt or June 30, 2012.
As a non-fundamental policy, the Fund may only invest in U.S. Government Obligations that are direct obligations of, or obligations unconditionally guaranteed by, the United States or any agency thereof.
VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.
The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
ZERO COUPON BONDS. The Fund may invest in zero coupon bonds of governmental issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. The Internal Revenue Code of 1986, as amended (the “IRC”) requires that the Fund accrue interest into income on zero coupon bonds for each taxable year, even though no cash has been paid on the bonds, and generally requires the Fund to distribute such income (net of deductible expenses, if any) to avoid being subject to tax and to continue to maintain its status as a regulated investment company (“RIC”). Because no cash is generally received at the time of accrual, the Fund may be required to sell investments (even if such sales are not advantageous) to obtain sufficient cash to satisfy the federal tax distribution requirements applicable to the Fund under the IRC. See “Taxation of the Fund.”
TEMPORARY DEFENSIVE POSITIONS. The Fund may, without limit, invest in U.S. Government Obligations, commercial paper and other money market instruments, money market funds, cash or cash equivalents in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Fund will be unable to achieve its investment objective.
PORTFOLIO TURNOVER. It is expected that the annual portfolio turnover of the Fund will be approximately 10%. However, the annual portfolio turnover may be significantly higher during periods when the investment strategy is transitioning to new sectors that the Advisor or Sub-Advisor, as the case may be, believes present more attractive investment opportunities.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board of Trustees has adopted policies and procedures regarding the disclosure of securities holdings of the Fund. The policies and procedures are designed to allow disclosure of the Fund’s holdings information where it is deemed appropriate for the Fund’s operations or it is determined to be useful to the Fund’s shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of the Fund’s holdings, the Fund will not provide or permit others to provide information about the Fund’s holdings on a selective basis. The Board of Trustees provides ongoing oversight of the Trust’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Trustees receive from the Trust’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Trustees receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any deviation to this policy as well as any corrective action undertaken to address such deviations must be reported to the Trust’s CCO, at its next quarterly Board meeting or sooner, in his determination.
The Fund may, but is not required to, post its schedule of investments on a website at regular intervals or from time to time at the discretion of the Fund. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to its schedule of investments, the Fund may post information on a website about the number of securities it holds, a summary schedule of investments, the Fund’s top ten holdings, and a percentage breakdown of the Fund’s investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website. After the Fund’s holdings information becomes publicly available (by posting on the website or otherwise); it may be mailed, e-mailed or otherwise transmitted to any person.
The Fund’s portfolio holdings may also be disclosed, upon authorization by a designated officer of the Advisor or Sub-Advisor, as the case may be, to financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Advisor’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 30-day time lag. The foregoing disclosures are made pursuant to the Trust’s policy on selective disclosure of portfolio holdings.
The Board of Trustees of the Trust or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.
Before any non-public disclosure of information about the Fund’s holdings, the CCO will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. The Trust may request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Fund’s policies and procedures and any applicable confidentiality agreement.
The Fund may distribute or authorize the distribution of information about its holdings that is not publicly available (on a website or otherwise) to the Fund, the Advisor’s or Sub-Advisor’s employees and affiliates that provide services to the Fund. The Fund may also distribute or authorize the distribution of information about its holdings that is not publicly available (on a website or otherwise) to its service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (v) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of the Fund’s assets and minimize impact on remaining shareholders of the Fund.
Each of the following third parties has been approved to receive portfolio holdings information: (i) the Fund’s administrator and accounting agent; (ii) the Fund’s independent registered public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing the Fund’s reports or regulatory filings; (iv) the Fund’s custodian in connection with its custody of the Fund’s assets; (v) if applicable, a proxy voting service; or (vi) disclosure to a ranking or rating agency, such as Lipper, Inc., Morningstar, Inc., Moody’s, S&P and Fitch. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing the Fund’s portfolio holding information without specific authorization. The Advisor, Sub-Advisor and service providers will establish procedures to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies.

As required by the federal securities laws, including the 1940 Act, the Fund discloses portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-Q, or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.
Under no circumstances may the Fund, the Advisor, the Sub-Advisor or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.
INVESTMENT LIMITATIONS
The Fund has adopted the investment limitations set forth below. Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund’s assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing requirement. The following non-fundamental policies apply to the Fund and the Board of Trustees may change them without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. The Fund will not:
1.	Issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions;

2.	Pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund;

3.	Underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

4.	Invest 25% or more of the value of the Fund’s assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, to floating rate or fixed to float securities issued by banking institutions having assets in excess of $200 billion or to securities issued by other investment companies. For purposes of this limitation states, municipalities and their political subdivisions are not considered to be part of any industry;

5.	Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

6.	Purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments;

7.	Make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan;

8.	Engage in short sales of securities or maintain a short position, except that the Fund may sell short “against the box”;

9.	Purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or

10.	Purchase securities if its outstanding borrowings exceed 5% of the value of its total assets.
For the purpose of applying the limitation set forth in (4) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in securities insured by any single insurer.
Any percentage limitations with respect to the investment of the Fund’s assets or quality requirement of issues or issuers in which the Fund invests are applied at the time of purchase.

TRUSTEES AND OFFICERS
The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, the Advisor, the Sub-Advisor or BNY Mellon Distributors Inc. (formerly PFPC Distributors, Inc.), the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Advisor, the Sub-Advisor or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

Other
				Number of	Directorships
				Funds in	Held by
			Principal	Trust	Trustee
		Term of Office	Occupation(s)	Complex	During the
Name and	Position(s) Held	and Length of	During Past	Overseen by	Past Five
Date of Birth	with Trust	Time Served	Five Years	Trustee	Years
INTERESTED TRUSTEES[1]

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2006.	Executive Vice President Finance of BNY Mellon since July 2010; Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010; Director of BNY Mellon Distributors Inc. (formerly PFPC Distributors, Inc.).	28	None

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing since July 2010; Chief Executive Officer of PNC Global	28	None

[1]	Messrs. Marsini and Wynne are considered “interested persons” of the Trust as that term is defined in the 1940 Act. Mr. Marsini is an “Interested Trustee” of the Trust because he is an affiliated person of the Underwriter by reason of his position as an officer, director or employee of the Underwriter. Mr. Wynne is an “Interested Trustee” of the Trust because he is an affiliated person of the Underwriter by reason of his position as an officer, director or employee of BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), which, with the Underwriter, may be deemed to be under the common control of The Bank of New York Mellon Corporation. In addition, Messrs. Marsini and Wynne each serve as an officer or director or is an employee of The Bank of New York Mellon Corporation or one or more subsidiaries of The Bank of New York Mellon Corporation which may be deemed to control, be controlled by or under common control with the Underwriter.

					Other
				Number of	Directorships
				Funds in	Held by
			Principal	Trust	Trustee
		Term of Office	Occupation(s)	Complex	During the
Name and	Position(s) Held	and Length of	During Past	Overseen by	Past Five
Date of Birth	with Trust	Time Served	Five Years	Trustee	Years
			Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing 2003 to 2008.

INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC 2005 to 2006.	28	WT Mutual Fund (12 portfolios); Optimum Fund Trust (6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	28	None

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the	28	American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; and SDG&E

Other
				Number of	Directorships
				Funds in	Held by
			Principal	Trust	Trustee
		Term of Office	Occupation(s)	Complex	During the
Name and	Position(s) Held	and Length of	During Past	Overseen by	Past Five
Date of Birth	with Trust	Time Served	Five Years	Trustee	Years
			University of Delaware from 2001 to present; and Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.		Funding LLC
As of the date of this SAI, none of the Independent Trustees or any of their immediate family members (i.e., spouse or dependent children) serves as an officer or trustee or is an employee of the Trust, the Advisor or the Underwriter, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

Principal
Occupation(s)
Name and	Position(s) Held	Term of Office and Length	During Past
Date of Birth	with Trust	of Time Served	Five Years
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.

JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.

JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Associate Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.

SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since August 15, 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.) Inc., from 2002 to 2004.
LEADERSHIP STRUCTURE AND RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Trust and each of its fund’s financial operations and performance, oversee the activities and legal compliance of the Advisor, Sub-Advisor and other major service providers, keep themselves informed and exercise their business judgment in making decisions important to the Fund’s proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of five individuals, two of whom are considered Interested Trustees (Messrs. Marsini and Wynne). The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (at least quarterly) to review the investment performance of the funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements.
The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-Laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Each Trustee was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Trustee Qualifications,” below. Based on a review of the Board and its function, the Trustees have determined that the leadership structure of the Board is appropriate and that the Board’s role in the risk oversight of the Trust, as discussed below, allows the Board to effectively administer its oversight function.
The Board has an Audit Committee, a Nominating Committee and a Governance Committee. The responsibilities of each committee and its members are described below.
AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Christian, Mansur and Puglisi, each of whom is an Independent Trustee. Mr. Mansur serves as the chairman of the Audit Committee. The Board has adopted a written charter (the “Audit Committee Charter”) for the Audit Committee. Pursuant to the Audit Committee Charter, the Audit Committee has the responsibility, among others, to (1) select the Trust’s independent registered public accountants; (2) review and approve the scope of the independent registered public accountants’ audit activity; (3) oversee the audit process of the financial statements which are the subject of the independent registered public accountants’ certifications; and (4) review with such independent registered public accountants the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. The Audit Committee meets at least two times per year. The Audit Committee met twice during the fiscal year ended April 30, 2010.
NOMINATING COMMITTEE. The Nominating Committee is comprised of Messrs. Christian, Mansur and Puglisi. Mr. Puglisi serves as the chairman of the Nominating Committee. The Board has adopted a written charter for the Nominating Committee. The Nominating Committee is responsible for assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the CCO for the Trust. The Nominating Committee meets at least once a year. The Nominating Committee met once during the fiscal year ended April 30, 2010.
The Nominating Committee develops a list of nominees, even when there is no current or anticipated vacancy on the Board, for consideration by the Board when appropriate. The Nominating Committee identifies potential nominees in accordance with its Statement of Policy on Qualifications for Board Membership. The Nominating Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 760 Moore Road, King of Prussia, PA 19406. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer’s business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least a 5% interest in the Trust’s shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.
GOVERNANCE COMMITTEE. The Governance Committee is comprised of Messrs. Marsini, Mansur and Wynne. Mr. Marsini serves as the chairman of the Governance Committee. The Governance Committee is responsible for formulating a statement of corporate governance and reviewing certain regulatory and compliance matters of the Trust. The Governance Committee meets at least once a year. The Governance Committee met twice during the fiscal year ended April 30, 2010.
TRUSTEE QUALIFICATIONS. The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee of the Trust.
The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Advisor, the Sub-Advisor, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Marsini is the Executive Vice President Finance of BNY Mellon; Mr. Wynne is the Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing; Mr. Christian served as the Executive Vice President of Wilmington Trust and currently serves as the Trustee to other mutual fund complexes; Mr. Mansur is a Professor of Finance, School of Business Administration, at Widener University; and Mr. Puglisi is the Managing Director of Puglisi & Associates and serves as a director for various other businesses.
In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust and its fund. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.
RISK OVERSIGHT. Through its direct oversight role, and indirectly through its Committees, of officers and service providers, the Board performs a risk oversight function for the Trust and its funds consisting, among other things, of the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with representatives of key service providers, including the investment adviser, administrator, distributor, transfer agent, custodian and independent registered public accounting firm of the funds, to review and discuss the activities of the Trust and its funds and to provide direction with respect thereto; and (5) engaging the services of the Chief Compliance Officer of the Trust to test the compliance procedures of the Trust and its service providers.
SECURITY AND OTHER INTERESTS. The following table sets forth equity securities in the Fund and in all registered investment companies overseen by the Trustees within the Trust Complex that the Trustees beneficially owned as of December 31, 2009.

Aggregate Dollar Range
of Equity Securities in All
Registered Investment
Companies Overseen by
	Dollar Range of Equity Securities	Trustee within the Family of
Name of Trustee	in the Fund	Investment Companies
Interested Trustees
Nicholas M. Marsini	None	None
Stephen M. Wynne	None	None
Independent Trustees
Robert J. Christian	None	$50,001 - $100,000
Iqbal Mansur	None	None
Donald J. Puglisi	None	None
As of December 31, 2009, the Trustees and officers of the Trust owned individually and together less than 1% of the outstanding shares of the Fund.

COMPENSATION. In addition to the fees below, the Trust reimburses the Independent Trustees for their related business expenses. The Trust does not compensate the Interested Trustees. The following table sets forth the aggregate compensation paid to each of the Independent Trustees for the fiscal period ended April 30, 2010.

				Total
	Aggregate	Pension or Retirement	Estimated Annual	Compensation
	Compensation	Benefits Accrued as Part	Benefits upon	from the Trust
Name of Independent Trustee	from the Trust	of the Trust’s Expenses	Retirement	Complex
ROBERT J. CHRISTIAN	$27,375	$0	$0	$27,375
IQBAL MANSUR	$25,250	$0	$0	$25,250
DONALD J. PUGLISI	$24,875	$0	$0	$24,875
CODE OF ETHICS
In accordance with Rule 17j-1 of the 1940 Act, the Trust, the Advisor, the Sub-Advisor and the Underwriter have adopted a code of ethics (each, a “Code” and together, the “Codes”).
The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among the Advisor, the Sub-Advisor, the Underwriter or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by the Fund under certain circumstances.
Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under each Code adopted by the Advisor, the Sub-Advisor and the Underwriter, personal trading is subject to pre-clearance and other conditions set forth in their respective Code.
On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all of the Codes including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust’s registration statement with the SEC.
PROXY VOTING
The Fund does not invest in equity securities and thus the Fund does not expect to receive proxy solicitations or vote proxies.
In the rare event that the Fund is solicited to vote a proxy, the Board of Trustees has adopted the Advisor’s proxy voting procedures and has delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by the Fund to the Advisor, subject to the Board’s continuing oversight. In exercising its voting obligations, the Advisor is guided by general fiduciary principles. It must act prudently, solely in the interest of the Fund, and for the purpose of providing benefits to the Fund. The Advisor will consider the factors that could affect the value of the Fund’s investment in its determination on a vote.
The Advisor’s proxy voting procedures establish a protocol for voting of proxies in cases in which the Advisor, the Sub-Advisor or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Fund or that could compromise the Advisor’s independence of judgment and action in voting the proxy in the best interest of the Fund’s shareholders. The Advisor believes that consistently voting in accordance with its stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by a securities review committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or Trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders. The proxy voting policies and procedures of the Advisor are attached herewith as Appendix B. The Fund is required to file annually its proxy voting record on Form N-PX with the SEC. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent fiscal period ended June 30 is available (i) without charge by request by calling the Fund at (203) 413-0365 (collect) or (ii) on the SEC’s website at www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
          Persons or organizations beneficially owning 25% or more of the outstanding shares of the Fund are presumed to “control” the Fund within the meaning of the 1940 Act. As a result, those persons or organizations could have the ability to take action with respect to the Fund without the consent or approval of other shareholders. As of August 9, 2010, Richman Real Estate Investments Inc., located at 340 Pemberwick Road, Greenwich, Connecticut 06831, owned of record 35.29% of the outstanding shares of the Fund. As of August 9, 2010, the only persons known by the Fund to own of record or beneficially 5% or more of the outstanding shares of any class of the Fund are provided below. Additionally, as of the same date, none of the Trustees or officers of the Trust owned individually and together in excess of 1% of any class of outstanding shares of the Fund.

	Number of Shares Held	Percentage
Name and Address of Owner	of Record or Beneficially	of Shares Owned

Richman Real Estate Investments Inc. 340 Pemberwick Rd. Greenwich, CT 06831	5,002,290.702	35.29%

USA Tax Credit Stimulus Fund LP 340 Pemberwick Rd. Greenwich, CT 06831	1,032,293.839	7.28%

INVESTMENT ADVISORY SERVICES
Pemberwick Investment Advisors LLC, a newly registered investment adviser located at 340 Pemberwick Road Greenwich, CT 06831, serves as the investment adviser to the Fund. The Advisor is recently formed, has a limited history operating as a registered investment adviser and has no prior experience managing investment companies or investing in the asset classes described in the Prospectus and SAI; however its employees are persons with experience in managing investment portfolios, including portfolios with similar types of investments to those in which the Fund invests. As of June 30, 2010, the Advisor had approximately $140 million in total assets under management.
Pursuant to an investment advisory agreement between the Trust and the Advisor, the Advisor manages the assets of the Fund (the “Investment Advisory Agreement”). The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreement may be terminated by the Fund or the Advisor on 60 days written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.
Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive an annual investment advisory fee, paid monthly, comprising 0.50% of the average daily net assets of the Fund. For the period February 1, 2010 through April 30, 2010, the Advisor was entitled to an advisory fee of $110,387. However, the Advisor voluntarily waived a portion of its management fee in the amount of $66,232 for the fiscal period February 1, 2010 (commencement of operations) through April 30, 2010. Accordingly, the Advisor received an advisory fee of $44,155 from the Fund.
Under the terms of the Investment Advisory Agreement, the Advisor agrees to: (a) direct the investments of the Fund, subject to and in accordance with the Fund’s investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for the Fund, securities and other investments consistent with the Fund’s objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Fund; (d) pay the salaries of all personnel of the Advisor performing services relating to research, statistical and investment activities on behalf of the Trust; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; and (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of the Fund and its investment activities. Additionally, the Advisor agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund. The Trust and/or the Advisor may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the Advisor delegates any or all of its duties as listed.
The Investment Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.
Richard P. Richman, 340 Pemberwick Road, Greenwich, CT 06831, is presumed to control the Advisor through his ownership interest in the Advisor. Richman Real Estate Investments Inc., an affiliate of the Fund, because of its ownership interest in the Fund, is also an affiliate of the Advisor due to Richard P. Richman’s control of Richman Real Estate Investments Inc.
The salaries of personnel of the Advisor performing services for the Fund relating to research, statistical and investment activities are paid by the Advisor.
SUB-ADVISORY SERVICES
J.P. Morgan Investment Management Inc., a registered investment adviser located at 245 Park Avenue, New York, NY 10167, serves as the Sub-Advisor to the Fund pursuant to a sub-advisory agreement between the Advisor and the Sub-Advisor (the “Sub-Advisory Agreement”). Under the terms of the Sub-Advisory Agreement, the Sub-Advisor, subject to supervision by the Advisor and the Board of Trustees, has responsibility for managing the portion of the Fund’s assets allocated by the Advisor (“Fund Account”) in accordance with the Fund’s investment objective, policies and limitations. In addition to serving as a sub-adviser to the Fund, the Sub-Advisor serves as an investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. As of June 30, 2010, the Sub-Advisor had approximately $1.161 trillion in total assets under management.
The Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Independent Trustees, casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement may be terminated by the Fund at any time or by the Advisor or the Sub-Advisor on 60 days’ written notice without penalty. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

Pursuant to the terms of the Sub-Advisory Agreement, the Sub-Advisor is entitled to receive from the Advisor an annual sub-advisory fee from the Advisor of: 0.20% of the average daily net assets on the first $50 million of assets under management of the Sub-Advisor (“AUM”); 0.15% of the average daily net assets on the next $50 million of AUM; 0.125% of the average daily net assets on the next $100 million of AUM; 0.10% on the next $100 million of AUM; 0.08% of the average daily net assets on the next $200 million of AUM; 0.06% of the average daily net assets on the next $500 million of AUM; and 0.04% of the average daily net assets on AUM over $1 billion. For the fiscal period from February 1, 2010 to April 30, 2010, the Sub-Advisor received sub-advisory fees of $16,726.
Under the terms of the Sub-Advisory Agreement, the Sub-Advisor agrees to: (a) direct the investments of the Fund Account, subject to and in accordance with the Fund’s investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for the Fund Account, securities and other investments consistent with the Fund’s objective and policies; (c) make available and provide such information as the Trust, its administrator and/or the Advisor may reasonably request for use in the preparation of the Trust’s registration statement, reports and other documents required by any applicable Federal, foreign or state statutes or regulations; and (d) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of the Fund and its investment activities. Additionally, the Sub-Advisor agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund.
The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any act or omission in the course of, or connected with, rendering services under the Sub-Advisory Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.
The Sub-Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company.
PORTFOLIO MANAGERS
The management of the Fund is the responsibility of a portfolio manager employed by the Advisor. In addition, the Advisor has engaged the Sub-Advisor to manage a portion of the Fund’s assets allocated by the Advisor. The Advisor and the Sub-Advisor each employ portfolio managers who are responsible for the day-to-day management of the Fund or a portion thereof. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of the Fund, including information regarding:
(iv)	“Other Accounts Managed.” Other accounts managed by the portfolio managers for the fiscal period ended April 30, 2010;

(ii)	“Material Conflicts of Interest.” Material conflicts of interest identified by the Advisor and the Sub-Advisor that may arise in connection with a portfolio manager’s management of the Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)	“Compensation.” A description of the structure of, and method used to determine the compensation received by the Fund’s portfolio manager from the Fund, the Advisor, the Sub-Advisor or any other source with respect to managing the Fund and any other accounts as for the fiscal period ended April 30, 2010; and

(iv)	“Ownership of Securities.” Information regarding the portfolio managers’ dollar range of equity securities beneficially owned in the Fund for the fiscal period ended April 30, 2010.
Pemberwick Investment Advisors LLC, Advisor
Other Accounts Managed. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio manager employed by the Advisor, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees, as of April 30, 2010.

				Total Assets
			Number of Accounts	Managed subject to
	Total Number		Managed subject to a	a Performance
Portfolio Manager/	of Accounts	Total Assets	Performance Based	Based Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
James Hussey
Registered Investment Companies:	1	$140	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0
Material Conflicts of Interest. The Advisor may provide advisory services to other clients which invest in securities of the same type that the Fund invests in (i.e.: fixed income securities, municipal obligations). These include certain managed accounts which are affiliates of the Advisor. The Advisor is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, that the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Advisor attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provides a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.
Compensation. Richman Asset Management, Inc., an affiliate of the Advisor, compensates the Fund’s portfolio manager for the management of the Fund. Compensation is comprised of a fixed base salary and discretionary performance cash bonus that is based on the overall success of the firm, and the individual’s responsibility and his/her performance versus expectations, which are reviewed annually. That evaluation includes the professional’s own self-assessment of their work during the year relative to their responsibilities and also includes supervisor evaluation. The Advisor’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility and provide performance bonus awards.
Ownership of Securities. As of April 30, 2010, Mr. Hussey did not beneficially own equity securities in the Fund.
J.P. Morgan Investment Management Inc., Sub-Advisor
Other Accounts Managed. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio managers employed by the Sub-Advisor, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of April 30, 2010.

				Total Assets
			Number of Accounts	Managed subject to
	Total Number		Managed subject to a	a Performance
Portfolio Manager/	of Accounts	Total Assets	Performance Based	Based Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Gregg F. Hrivnak
Registered Investment Companies:	5	$10,437	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	31	$6,560	1	$905
Richard D. Figuly
Registered Investment Companies:	5	$10,437	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	31	$6,560	1	$905
Material Conflicts of Interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing the Sub-Advisor’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.
The Sub-Advisor and/or its affiliates may receive more compensation with respect to certain Other Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for the Sub-Advisor and its affiliates or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, the Sub-Advisor or its affiliates could be viewed as having a conflict of interest to the extent that the Sub-Advisor or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Other Accounts or the Other Accounts are investment options in the Sub-Advisor’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Sub-Advisor and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Sub-Advisor or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Sub-Advisor and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Sub-Advisor’s or its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Sub-Advisor or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, the Sub-Advisor or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, the Sub-Advisor may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Sub-Advisor or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.
The goal of the Sub-Advisor and its affiliates is to meet their fiduciary obligation with respect to all clients. The Sub-Advisor and its affiliates have policies and procedures designed to manage conflicts. The Sub-Advisor and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, the Sub-Advisor and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Sub-Advisor’s and its affiliates duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis.
Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minims allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Sub-Advisor or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, the Sub-Advisor and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Sub-Advisor or its affiliates so that fair and equitable allocation will occur over time.
The Sub-Advisor’s Investment Advisory Compliance Group monitors trade allocations to accounts within the same strategy, including allocations to all other accounts within the Firm, in order to identify any material discrepancy in the performance of similarly managed accounts, particularly where accounts are charged performance-based fees.
Compensation. The Sub-Advisor’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by the Sub-Advisor. These elements reflect individual performance and the performance of the Sub-Advisor’s business as a whole.
Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the Fund’s pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.
Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by the

Sub-Advisor or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
Ownership of Securities. As of April 30, 2010, Messrs. Hrivnak and Figuly did not beneficially own equity securities in the Fund.
ADMINISTRATION AND ACCOUNTING SERVICES
     Pursuant to an Administration and Accounting Services Agreement dated July 19, 2007, as amended, BNY Mellon Investment Servicing performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust’s registration statement, assisting in obtaining the fidelity bond and directors’ and officers’/errors and omissions insurance policies, preparing notices, agendas and resolutions for quarterly Board meetings, maintaining the Trust’s corporate calendar, maintaining Trust contract files and providing executive and administrative services to support the Independent Trustees. BNY Mellon Investment Servicing also performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the Advisor in compliance monitoring activities and preparing and filing federal and state tax returns on behalf of the Trust. In addition, BNY Mellon Investment Servicing prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by BNY Mellon Investment Servicing include determining the NAV per share of the Fund and maintaining records relating to the securities transactions of the Fund. BNY Mellon Investment Servicing and the Underwriter are wholly-owned subsidiaries of The Bank of New York Mellon Corporation.
     The table below sets forth the administration and accounting service fees paid by the Fund to BNY Mellon Investment Servicing for the fiscal period February 1, 2010 (commencement of operations) through April 30, 2010:

Fiscal Period
Ended April 30, 2010[1]
Administration and Accounting Fee	$27,757

[1]	The Fund commenced operations on February 1, 2010.
ADDITIONAL SERVICE PROVIDERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers, LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm to the Trust.
LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.
CUSTODIAN. PFPC Trust Company (the “Custodian”), 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund’s custodian. The Custodian’s services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian’s trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed.
TRANSFER AGENT. BNY Mellon Investment Servicing, 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Trust’s Transfer Agent and Dividend Paying Agent.

PORTFOLIO TRANSACTIONS
Subject to policies established by the Board of Trustees, the Advisor and the Sub-Advisor are primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage transactions. The Advisor and the Sub-Advisor have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. The Advisor and the Sub-Advisor seek to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price, the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved.
Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis. These trades are not charged a commission, but rather are marked up or marked down by the executing broker-dealer. The Advisor and the Sub-Advisor do not know the actual value of the markup/markdown. However, the Advisor and the Sub-Advisor attempt to ascertain whether the overall price of a security is reasonable through the use of competitive bids.
Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Advisor or its affiliates and the Sub-Advisor or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Advisor or the Sub-Advisor for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Advisor (or its affiliates) and the Sub-Advisor (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.
     The table below sets forth the brokerage commissions paid by the Fund for the fiscal period February 1, 2010 (commencement of operations) through April 30, 2010:

Fiscal Period
Ended April 30, 2010[1]
Brokerage Commissions Paid by the Fund	$0

[1]	The Fund commenced operations on February 1, 2010.
For the period February 1, 2010 through April 30, 2010, the Fund did not pay any brokerage commissions to an affiliate of the Trust.
DISTRIBUTION OF SHARES
BNY Mellon Distributors Inc. (the “Underwriter”) located at 760 Moore Road, King of Prussia, PA 19406, serves as a principal underwriter of the Fund’s shares pursuant to an Underwriting Agreement with the Trust. Pursuant to the terms of the Underwriting Agreement, the Underwriter is granted the right to sell the shares of the Fund as agent for the Trust. Shares of the Fund are offered continuously. Nicholas M. Marsini, Jr. and Stephen Wynne are both Interested Trustees of the Trust in part because of their affiliation with the Underwriter. By reason of such affiliations, Messrs. Marsini and Wynne may directly or indirectly receive benefits from the underwriting fees paid to the Underwriter.
Under the terms of the Underwriting Agreement, the Underwriter agrees to use efforts deemed appropriate by the Underwriter to solicit orders for the sale of shares of the Fund and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. Moreover, to the extent that the Underwriter receives shareholder service fees under any shareholder services plan adopted by the Fund, the Underwriter will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Fund as may be required pursuant to such plan. The Underwriter receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Fund’s shares.
The Underwriting Agreement continues in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Underwriting Agreement provides that the Underwriter, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Fund or its shareholders for losses arising in connection with the sale of Fund shares.
The Underwriting Agreement terminates automatically in the event of its assignment. The Underwriting Agreement is also terminable without payment of any penalty with respect to the Fund (i) by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Fund (or by vote of a majority of the outstanding voting securities of the Fund) on sixty (60) days’ written notice to the Underwriter; or (ii) by the Underwriter on sixty (60) days’ written notice to the Trust.
CAPITAL STOCK AND OTHER SECURITIES
The Trust issues and offers shares of the Fund. The shares of the Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.
Shares of the Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable.
The Fund does not hold an annual meeting of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Fund’s outstanding shares.
PURCHASE, REDEMPTION AND PRICING OF SHARES
PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the “Purchase of Shares” section of the Prospectus.
REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the “Redemption of Shares” section of the Prospectus.
PRICING OF SHARES. For the Fund, the NAV per share of the Fund is determined by dividing the value of the Fund’s net assets by the total number of the Fund’s shares outstanding. This determination is made by BNY Mellon Investment Servicing, as of the close of regular trading on the Exchange (typically 4:00 p.m., Eastern Time) each day the Fund is open for business. The Fund is open for business on days when the Exchange is open for business.
In valuing the Fund’s assets, a security listed on an exchange (and not subject to restrictions against sale by the Fund on an exchange) will be valued at its last sale price on the exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers’ National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to market close. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities

(and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.
DIVIDENDS
The Fund intends to distribute substantially all of its net investment income, if any. Dividends from the Fund’s net investment income are declared daily and paid monthly to shareholders. The dividend for a business day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-business days on which dividends are not declared. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.
The Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A dividend or distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income tax.
A statement will be sent to you within 60 days after the end of each year detailing the tax status of your distributions. Please see “Taxation of the Fund” below for more information on the federal income tax consequences of dividends and other distributions made by the Fund.
TAXATION OF THE FUND
The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and its shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund. The summary is based upon current provisions of the IRC, applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”) and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive and may affect the conclusions expressed herein. The summary applies only to beneficial owners of the Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of the Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding the Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding the Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.
The Fund has not requested nor will the Fund request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of the Fund addresses only some of the federal income tax considerations generally affecting investments in the Fund. Shareholders are urged and advised to consult their own tax advisers with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

GENERAL. For federal tax purposes, the Fund is treated as a separate corporation. The Fund has elected, and intends to continue to qualify for, taxation as a RIC under the IRC. By qualifying as a RIC, the Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.
Shareholders should be aware that investments made by the Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by the Fund without the concurrent receipt of cash. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required.
QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Qualification as a RIC under the IRC requires, among other things, that: (a) the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “Qualifying Income Requirement”), and net income from certain qualified publicly traded partnerships; (b) the Fund diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Fund’s assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships”; and (c) the Fund distributes each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax-exempt interest, net of expenses allocable thereto.
The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the qualifying income requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, such regulations have not been issued.
As a RIC, the Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements at least 90% of its investment company taxable income and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions (“net tax-exempt interest”). The Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of capital gain.
If for any taxable year the Fund fails to qualify as a RIC, it will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporation shareholders.
EXCISE TAX. If the Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98% of the excess of its capital gains over of its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, the Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. The Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid Excise Tax liability at a time when its investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC. No assurances can be given that the Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, the Fund may choose to pay the Excise Tax as opposed to making an additional distribution.
CAPITAL LOSS CARRYFORWARDS. The Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. The Fund cannot carry back or carry forward any net operating losses.
MUNICIPAL BONDS. If the Fund has at least 50% of its total assets invested in tax-exempt or municipal bonds at the end of each calendar quarter so that dividends derived from its net interest income on tax-exempt or municipal bonds and so designated by the Fund will be “exempt-interest dividends,” which are generally exempt from federal income tax when received by a shareholder. A portion of the distributions paid by the Fund may be subject to tax as ordinary income (including certain amounts attributable to bonds acquired at a market discount). Any distributions of net short-term capital gains would be taxed as long-term capital gains. Certain exempt-interest dividends may increase alternative minimum taxable income for purposes of determining a shareholder’s liability for the alternative minimum tax. In addition, exempt-interest dividends allocable to interest from certain “private activity bonds” will not be tax-exempt for purposes of the regular income tax to shareholders who are “substantial users” of the facilities financed by such obligations or “related persons” of “substantial users.”
The tax-exempt portion of the dividends paid for a calendar year constituting “exempt-interest dividends” will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by the fund during the entire year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while the investor was a shareholder. All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund’s total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of the shares.
Shareholders of the Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the Fund). The tax may be imposed on up to 50% of a recipient’s benefits in cases where the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits, exceeds a base amount. In addition, up to 85% of a recipient’s benefits may be subject to tax if the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits exceeds a higher base amount. Shareholders receiving social security or railroad retirement benefits should consult with their tax advisers.
ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. The Fund may acquire debt securities that are treated as having acquisition discount, or original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though it will not receive cash payments for such discount until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income. Inflation-indexed bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.
A debt security acquired in the secondary market may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by the Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding such securities receives no interest payments in cash on such securities during the year.
The Fund generally will be required to distribute dividends to shareholders representing the income accruing on the debt securities, described above that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay these dividends may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income (“UBTI”).
WASH SALES. The Fund may in certain circumstances be impacted by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by the Fund within 30 days before or 30 days after the sale.
DISTRIBUTIONS. Except for tax-exempt interest dividends, distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of the Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. Since certain of the Fund’s expenses attributable to earning tax-exempt income do not reduce its current earnings and profits, it is possible that distributions, if any, in excess of such Fund’s net tax-exempt and taxable income will be treated as taxable dividends to the extent of the remaining earnings and profits (i.e., the amount of the expenses).

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions designated by the Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of the Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.
Non-corporate shareholders of the Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of “qualified dividend income” received by the Fund, if any, in taxable years beginning before January 1, 2011. It is doubtful whether any of the Fund’s distribution will be treated as qualified dividend income and, therefore will not be eligible for the 15% rate since the primary investments of the Fund will not be in stocks producing dividends.
Recent legislation will impose, beginning in 2013, a new 3.8% Medicare contribution tax on net investment income including interest, dividends and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.
Not later than 60 days after the close of each calendar year, the Fund will inform shareholders of the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.
Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders are urged and advised to consult their own tax advisers for more information.
SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder (through reinvestment of dividends or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.
The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of the Fund’s shares.
BACKUP WITHHOLDING. The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of the Fund if (i) the shareholder fails to furnish the Fund with the correct taxpayer identification (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to “backup withholding”, or (iii) the IRS or a broker has notified the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.
STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. Shareholders are urged and advised to consult their own tax advisers as to the state and local tax rules affecting investments in the Fund.

NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.
Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund, capital gain dividends, and, with respect to taxable years beginning before January 1, 2010, short-term capital gain dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (“USRPIs”), as described below.
For taxable years beginning before January 1, 2010, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by the Fund as interest-related dividends. Interest-related dividends are generally attributable to a RIC’s net interest income earned on certain debt obligations and paid to non-U.S. shareholders. In order to qualify as an interest-related dividend the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of its taxable year.
Distributions of the Fund when at least 50% of its assets are USRPIs, as defined in the IRC and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain “U.S. real property holding corporations,” which may include certain REITs, among other entities and certain REIT capital gain dividends) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.
Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Fund.
The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing the Fund with a properly completed Form W-8BEN). All non-U.S. shareholders are urged and advised to consult their own tax advisers as to the tax consequences of an investment in the Fund.
TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund due to the Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).
It is possible that a tax-exempt shareholder of the Fund will also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in real estate mortgage investment conduit (“REMIC”) residual interests or taxable mortgage pools (“TMPs”). Furthermore, any investment in a residual interest of a collateralized mortgage obligation (“CMO”) that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs. Tax-exempt shareholders are urged and advised to consult their own tax advisers as to the tax consequences of an investment in the Fund.
TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Shareholders are urged and advised to consult their own tax advisers with respect to the tax consequences of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

FINANCIAL STATEMENTS
The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal period ended April 30, 2010 (the “Annual Report”) are incorporated by reference into this SAI. The 2010 financial statements included in the annual report have been audited by PricewaterhouseCoopers, LLP, the Fund’s independent registered public accounting firm, whose report thereon is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. Copies of the Annual Report may be obtained without charge, upon request, by writing to the Trust at 760 Moore Road, King of Prussia, PA 19406 or calling the Advisor at (203) 413-0365 (collect).

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
Moody’s Investors Service, Inc. (“Moody’s”), Standard &Poor’s® (“S&P”) and Fitch Ratings, Inc. (“Fitch”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s, S&P® and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Adviser attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. In that event, the Adviser will consider whether it is in the best interest of the Fund to continue to hold the securities.
Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities. Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default. Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility. Credit ratings are not statements of current or historical fact. Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities. Credit ratings do not comment on the suitability of an investment for any particular investor. Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.
An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default .
Fitch credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money owed to them in accordance with the terms on which they invested. Fitch’s credit-ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
Short-Term Credit Ratings
Moody’s
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
S&P
S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.
The following summarizes the rating categories used by S&P for short-term issues:
“A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” — Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
“A-3” — Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“B” — Obligations are regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2,” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B-1” — Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.
“B-2” — Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative — grade capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.
“B-3” — Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.
“C” — Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
“D” — Obligations are in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
Fitch
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
The following summarizes the rating categories used by Fitch for short-term obligations:
“F1” — Highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2” — Good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3” — Fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B” — Speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” — High short-term default risk. This designation indicates that default is a real possibility.
“RD” — Restricted default. This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.
“D” — Default. This designation indicates a broad-based default event for an entity, or the default of all short-term obligations.
Specific limitations relevant to the Short-Term Ratings scale include:
•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.
Long-Term Credit Ratings
Moody’s
Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.
The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
“Baa” — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
“Ba” — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” — Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:
•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
The following summarizes the ratings used by S&P for long-term issues:
“AAA” — An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
“AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
“BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.
“C” — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
“D” — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
“NR” — This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.
Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
Fitch
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch website.
The following summarizes long-term IDR categories used by Fitch:
“AAA” — Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” — Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” — High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” — Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
“BB” — Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” — Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
“CCC” — Substantial credit risk. “CCC” ratings indicate that default is a real possibility.
“CC” — Very high levels of credit risk. “CC” ratings indicate default of some kind appears probable.
“C” —
Exceptionally high levels of credit risk. “C” ratings indicate default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.
“RD” — Restricted default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:
a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a coercive debt exchange on one or more material financial obligations.
“D” — Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR category, or to Long-Term IDR categories below “B.”
Specific limitations relevant to the issuer credit rating scale include:
•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.
Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Municipal Note Ratings
Moody’s
Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG 1” through “MIG 3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation.
The following summarizes the ratings used by Moody’s for these short-term obligations:
“MIG 1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.
“MIG 2” — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG 3” — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.
When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG 1”.
VMIG rating expirations are a function of each issue’s specific structural or credit features.
“VMIG 1” — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG 2” — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG 3” — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“SG” — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P
An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:
•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
“SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.
“SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
Fitch
Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

APPENDIX B
PROXY VOTING POLICY
Pemberwick Investment Advisors LLC
Introduction
     This Proxy Voting Policy (“Policy”) for Pemberwick Investment Advisors LLC (the “Advisor”) reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan’s participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.
     Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. The Advisor will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, the Advisor will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, the Advisor will disclose this Policy to the shareholders of the Fund and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.
     Registered investment companies that are advised by the Advisor as well as certain of our advisory clients: may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by the Advisor in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.
     Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that, our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.
     Additionally, situations may arise that involve an actual or-perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or an advisory employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. In all cases, the manner in which we vote proxies must be based on our clients’ best interests and not the product of the conflict.
     This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefore recorded in writing.
     The provisions of this Policy will be deemed applicable to decisions similar to voting proxies, such as tendering of securities, voting consents to corporate actions, and solicitations with respect to fixed income securities, where the Advisor may exercise voting authority on behalf of clients.

     Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:
A. Social Issues,

B. Financial/Corporate Issues, and

C. Shareholder Rights.
     Finally, Section III of the Policy describes the procedures to be followed casting: a vote pursuant to these guidelines.

SECTION I
ROUTINE MATTERS
     Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:
1.	They do not measurably change the structure, management control, or operation of the corporation.
2.	They are consistent with industry standards as well as the corporate laws of the state of incorporation.
Voting Recommendation
The Advisor will normally support the following routine proposals:
1.	To increase authorized common shares.

2.	To -increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

3.	To elect or re-elect directors.

4	To appoint or elect auditors.

5.	To approve indemnification of directors and limitation of directors’ liability.

6.	To establish compensation levels.

7.	To establish employee stock purchase or ownership plans.

8.	To set time and location of annual meeting.

SECTION II
NON-ROUTINE PROPOSALS
A. Social Issues
Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation’s internally adopted policies are ill advised or misguided.
Voting Recommendation
If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:
1.	To enforce restrictive energy policies.

2.	To place arbitrary restrictions on military contracting.

3.	To bar or place arbitrary restrictions on trade with other countries.

4.	To restrict the marketing of controversial products.

5.	To limit corporate political activities.

6.	To bar or restrict charitable contributions.

7.	To enforce a general policy regarding human rights based on arbitrary parameters.

8.	To enforce a general policy regarding employment practices based -on arbitrary parameters.

9.	To enforce a general policy regarding animal rights based on arbitrary parameters.

10.	To place arbitrary restrictions on environmental practices.

B. Financial/Corporate Issues
     Proposals in this category are usually offered by management and seek to change a corporation’s legal, business or financial structure.
Voting Recommendation
We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:
1.	To change the state of incorporation.

2.	To approve mergers, acquisitions or dissolution.

3.	To institute indenture changes.

4.	To change capitalization.
C. Shareholder Rights
     Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.
     We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.
Voting Recommendation
We will generally vote for the following management proposals:
1.	To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

2.	To institute staggered board of directors.

3.	To require shareholder approval of not more than 66.70% for a proposed amendment to the corporation’s by-laws.

4.	To eliminate cumulative voting.

5.	To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company’s ability to make greenmail payments.

6.	To create a dividend reinvestment program.

7.	To eliminate preemptive rights.

8.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).
We will generally vote against the following management proposals:

1.	To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation’s by-laws (“super-majority provisions”).

2.	To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula (“fair price amendments”).

3.	To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

4.	To prohibit replacement of existing members of the board of directors.

5.	To eliminate shareholder action by written consent without a shareholder meeting.

6.	To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

7.	To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

8.	To limit the ability of shareholders to nominate directors.
We will generally vote for the following shareholder proposals:
1.	To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

2.	To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

3.	To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

4.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

5.	To permit shareholders to participate in formulating management’s proxy and the opportunity to discuss and evaluate management’s director nominees, and/or to nominate shareholder nominees to the board.

6.	To require that the board’s audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

7.	To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

8.	To create a dividend reinvestment program.

9.	To recommend that votes to “abstain” not be considered votes “cast” at an annual meeting or special meeting, unless required by state, law.

10.	To require that “golden parachutes” be submitted for shareholder ratification.
We will generally vote against the following shareholder proposals:
1.	To restore preemptive rights.

2.	To restore cumulative voting.

3.	To require annual election of directors or to specify tenure.

4.	To eliminate a staggered board of directors.

5.	To require confidential voting.

6.	To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

7.	To dock director pay for failing to attend board meetings.

SECTION III
VOTING PROCESS
     The Advisor will designate a portfolio manager (the Proxy Voting Portfolio Manager), who is responsible for voting proxies for all advisory accounts and who will generally vote proxies in accordance with these guidelines. Where the Advisor is serving as investment adviser or sub-adviser for a registered investment company (the “Fund”), the Proxy Voting Portfolio Manager will be a portfolio manager for the Fund. In circumstances in which 1) the subject matter of the vote is not covered by these guidelines, 2) a material conflict of interest is present or, 3) we believe it may be necessary, in the best interests of shareholders, to vote contrary to our general guidelines, the Proxy Voting Portfolio Manager will discuss the matter with the President and Chief Investment Officer of the Advisor, who will be responsible for making the definitive determination as to how the proxy matter will be voted. The President/Chief Investment Officer may consult with the General Counsel, the CCO, or other investment personnel in making this determination.
     Determinations with respect to proxy votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.
Any questions regarding this Policy may be directed to (203) 413-0365 of the Advisor.